FILED
IN THE OFFICE OF THE
SECRETARY OF STATE OF THE
STATE OF NEVADA

JAN 11 1991

No. 203-91

FILING FEE $ 225.00
RS RECEIPT # C 2071
TRANS-NATIONAL TRANSFER CO
SUITE 400
10 WEST 100 SOUTH
SALT LAKE CITY, UTAH 84101

ARTICLES OF INCORPORATION
of
INDUSTRIES INTERNATIONAL, INCORPORATED

We, the undersigned natural persons of the age of 21 years or more, acting as incorporators of a corporation under the Nevada Business Corporation Act (hereinafter referred to as the "Act"), adopt the following Articles of Incorporation for such corporation.

ARTICLE I

The name of the corporation (hereinafter called the "Corporation") is INDUSTRIES INTERNATIONAL, INCORPORATED.

ARTICLE II

Period of Duration. The period of duration of the Corporation is perpetual.

ARTICLE III

Purposes and Powers. The purposes and powers for which the Corporation is organized are as follows:

(a) to purchase, own, hold, sell, dispose of and otherwise deal in recreational development properties and systems of every kind and variety. To manufacture, build, prepare for market, buy, sell, import, export, trade and otherwise deal in recreational development properties and materials of every kind and variety.

(b) To conduct in all its branches the business of designing, building, operating, manufacturing, buying, selling,

importing, exporting, displaying, distributing, renting, repairing and otherwise dealing in and with, at wholesale and at retail, and as principal, agent, factor, broker or commission merchant, or in any other lawful capacity, recreational development properties and materials of every kind and variety.

(c) To purchase, own, hold, sell, dispose of and otherwise deal in oil and gas properties, mining properties and natural resource property of every kind and variety. To explore for, market, buy, sell, import and export natural resources of every kind and variety. To manufacture, prepare for market, buy, sell, import, export, trade and otherwise deal in natural resource manufactured products of every kind and variety.

(d) To conduct in all its branches the business of designing, manufacturing, buying, selling, importing, exporting, displaying, distributing, renting, repairing and otherwise dealing in and with, at wholesale and at retail, and as principal, agent, factor, broker, commission merchant, or in any other lawful capacity, natural resource manufactured products of every kind and variety.

(e) To invest in improved and unimproved real property, personal property and rights of every kind and variety.

(f) To purchase or otherwise acquire the whole or any part of the securities, good will, royalties, patents, patent applications, copyrights, franchises, leases, rights, property and assets of all kinds and to undertake or assume the whole or any part of the bonds, mortgages, franchises, leases, contracts,

indebtedness, guarantees, liabilities and obligations of any person, corporation, association, partnership, syndicate, entity of governmental, municipal, or public authority, and to pay for the same in cash, shares, capital stock, bonds, debenture stock notes and other securities of the corporation or otherwise or by undertaking and assuming the whole or any part of the liabilities or obligations of the transferor and to hold or in any manner dispose of the whole or any part of the property and assets so acquired and to exercise all powers necessary or convenient in and about the conduct, management and carrying on of any such business.

(g) To borrow or raise monies for any of the purposes of the corporation and from time to time without limit as to amount, to draw, make, accept, endorse, guarantee, execute and issue promissory notes, drafts, bills of exchange, warrants, bonds, debentures and other negotiable and nonnegotiable instruments and evidence of indebtedness and to secure the payment thereof and of the interest thereon by mortgage on or pledge, conveyance or assignment in trust of the whole or any part of the assets of the corporation, real, personal or mixed, including contract rights whether at the time owned or thereafter acquired.

(h) To lend and advance monies or give credit for corporate purposes with or without requiring interest or any security for the repayment thereof.

(i) To purchase, take, receive or otherwise acqu...,

hold, own, pledge, transfer or otherwise dispose of shares of its own capital stock but purchase of its own shares of stock, whether direct or indirect, shall be made only to the extent of unreserved and unrestricted surplus available therefor and to the extent of unreserved and unrestricted capital surplus available therefor, if permitted by the act and any other applicable law and these Articles of Incorporation.

(j) To become a party to any lawful arrangement for sharing of profits or to any union of interest reciprocal concessions, partnership, syndicate, joint venture or cooperation with any person, corporation, association, partnership, syndicate, entity or governmental, municipal or public authority, domestic or foreign, in the carrying on of any business or transaction deemed necessary, convenient or incidental to carrying out any of the purposes of the corporation.

(k) To do all and everything necessary, proper, advisable or convenient for the accomplishment of any of the purposes or the attainment of any of the objects or the furtherance of any of the powers herein set forth and to do every other act and thing incidental thereto or connected therewith, provided the same be not forbidden by the Act, by any other applicable law or by these Articles of Incorporation.

(l) To carry out the purposes hereinabove set forth in any state, district, territory or possession in the United States or in any foreign country to the extent such purposes are not forbidden by the laws of such state, district, territory,

possession or foreign country, and in the event that they do forbid any one or more such purposes to limit the purposes which the Corporation proposes to carry on in such state, district, territory, possession or foreign country to such purpose or purposes as are not forbidden by the laws thereof and any certificate for application to do business therein.

(m) To engage in any lawful activity, subject to expressed limitations, if any. In general, to carry on any business and have and exercise all the powers conferred by the Act on corporations organized under it and upon corporations by any other applicable law and to do any and all of the acts and things therein set forth to the same extent as natural persons might or could do in any part of the world as principal, factor, agent, contractor, representative, trustee or otherwise, either alone or in syndicates, jointly and otherwise, in conjunction with any person, corporation, association, partnership, syndicate, entity or governmental, municipal or public authority, domestic or foreign, and to establish and maintain offices and agencies and to exercise all or any of its corporate powers and rights throughout the world.

(n) The foregoing clauses shall be construed as powers as well as objects and purposes and the matters expressed in each clause shall, unless herein otherwise expressly provided, be in no way limited by reference to or inference from the terms of any other clause but shall be regarded as independent objects, purposes and powers and the enumeration of specific objects,

purposes and powers shall not be construed to limit or restrict in any manner the meaning of the general terms or the general powers of the Corporation, nor shall the expression of one thing be deemed to exclude another not expressed although it be of like nature.

ARTICLE IV

Authorized Shares. The aggregate number of shares which the Corporation shall have authority to issue is twenty million (20,000,000) shares of a par value of One Cent ($0.01) each. The total authorized capital of this Corporation is Two Hundred Thousand Dollars ($200,000.00).

(a) The common stock may be issued by the Corporation or subscriptions taken therefor from time to time for such consideration as may be fixed from time to time by the Board of Directors.

(b) the common stock of the Corporation shall not be issued in series or broken into additional classes. There shall be but one class of stock, or equal rights and preferences. Dividend rights in the company stock shall be treated hereinafter as said stock is set forth to be treated in the Nevada Business Corporation Act, as amended to date.

(c) The common stock of the Corporation shall be nonassessable and the shareholders shall not be liable for the debts of the Corporation except as to the extent of any unpaid subscriptions for shares which may be outstanding at any time the

Corporation is dissolved, merged or said subscription rights are called.

ARTICLE V

No Pre-emptive Rights. The shareholders of the Corporation shall have no pre-emptive rights to acquire additional shares of the Corporation.

ARTICLE VI

Commencement of Business. The Corporation shall not commence business until at least One Thousand Dollars ($1,000.00) has been received by it as consideration for the issuance of shares.

ARTICLE VII

Voting Shares. Each outstanding share of the common stock of the corporation shall be entitled to one vote on each matter submitted to a vote at a meeting of the stockholders, each shareholder being entitled to vote his or its shares in person or by proxy executed in writing by such shareholder or by his duly authorized attorney in fact. The shareholders of this corporation shall have no right whatsoever to cumulate his or its vote with regard to such voting. All voting shall be noncumulative.

ARTICLE VIII

Provisions for Regulation of Internal Affairs of the Corporation

Meeting of the Shareholders. All meetings of the shareholders of the corporation shall be held at such place either within or without the State of Nevada as may be provided

by the bylaws of the corporation. In the absence of any such provision, all such meetings shall be held at the registered office of the corporation.

Quorum of Shareholders. Unless otherwise provided in the Act or other applicable law, a majority of the shares of the common stock of the corporation entitled to vote represented in person or by proxy shall constitute a quorum at a meeting of the shareholders of the corporation.

Meetings of Directors. Meetings of the Board of Directors of the corporation whether regular or special may be held either within or without the State of Nevada and upon such notice be prescribed in the bylaws of the corporation.

Quorum of Directors. The number of directors of the corporation which shall constitute a quorum for the transaction of business at any meeting of the Board of Directors shall be fixed in the bylaws of the corporation.

Designation of Committees by the Board of Directors. The Board of Directors may, by resolution or resolutions passed by a majority of the whole board, designate a committee or committees consisting of not less than two directors which committee or committees to the extent provided in such resolution or resolutions shall have and may exercise all the authority so provided by the designation of such committees and the delegation thereto of such authority shall not operate to relieve the Board of Directors or any member thereof of any responsibility imposed upon it or him by law.

Bylaws of the Corporation. The initial bylaws of the corporation shall be adopted by its Board of Directors hereafter unless otherwise provided in the act. Bylaws of the corporation may be adopted, amended or repealed either by the shareholders or by the Board of Directors except that (a) no bylaw adopted or amended by the shareholders shall be altered or repealed by the Board of Directors, and (b) no bylaw shall be adopted by the Directors which shall require more than a majority of the voting for a quorum at a meeting of the shareholders of the corporation or more than a majority of the votes cast to constitute action by the shareholders except where higher percentages are required by law. The bylaws may contain any provisions for the regulation and management of the affairs of the corporation not inconsistent with the Act, other applicable laws, and these Articles of Incorporation.

Vacancy in the Board of Directors. Any vacancy occurring in the Board of Directors may be filled by affirmative vote of majority of the remaining directors though less than a quorum of the Board of Directors. A director elected to fill a vacancy shall be elected for the unexpired term of his predecessor in office. Any directorship to be filled by reason of an increase in the number of directors shall also be filled by the Board of Directors, such appointment to be until the next annual meeting as a special meeting of the shareholders called for the purpose of electing a director to the office so created.

Shareholders of Record. The name and address of each shareholder of record of the capital stock of the corporation as they appear in the stock records of the corporation shall be conclusive evidence as to who are the shareholders who are entitled to receive notice of any meetings of the shareholders, to vote at such meetings, to examine a complete list of the shareholders who may be entitled to vote at any such meeting and to own, enjoy and exercise any other rights and privileges which are based upon the ownership of these shares of common stock of the corporation.

Books and Records. The corporation shall keep complete and correct books and records of account and shall keep minutes of the proceedings of its shareholders and the Board of Directors and shall keep at its registered office or principal place of business or at the office of its transfer agent or registrar a record of its shareholders giving the names and addresses of all shareholders and the number of shares of the corporation held by each. No shareholder shall have the right to inspect any such books and records except as conferred by the Act or other applicable law unless authorized to do so by a resolution or resolutions of the shareholders or the Board of Directors.

Working Capital. The Board of Directors of the corporation shall have the power from time to time to fix and determine and to vary the amount which is to be reserved by the corporation as working capital and before the payment of any dividends or the making of any distribution of profits it may from time to time in

its absolute discretion determine to be proper whether as a reserve fund to meet contingencies or for the equalizing of dividends of the repairing or maintaining of any property of the corporation or for an addition to stated capital, capital surplus or earned surplus or for any corporate purpose which the Board of Directors shall deem to be in the best interest of the corporation subject only to such limitations as the bylaws of the corporation may from time to time impose.

Compensation of Directors. The Board of Directors of the corporation may, provided the bylaws of the corporation so provide,make provision for reasonable compensation of its members for their services as directors and establish the basis upon which such compensation to its members for their services as directors and establish the basis upon which such compensation shall be paid. Any directors of the corporation may also serve the corporation in any other capacity and receive proper compensation therefor.

Qualification of Directors. The directors of this corporation need not be stockholders.

Number of Directors. The exact number of directors may from time to time be specified by the bylaws at not less than three nor more than fifteen. When the bylaws do not specify the exact number of directors, the number of directors shall be three.

Reliance Upon Others. A director shall be fully protected in relying in good faith upon the books of account of the corporation or statements prepared by any of its officials as to

the value and amount of assets, liabilities or net profits of the corporation or any other facts pertinent to the existence and amount of surplus or other funds from which dividends might properly be declared and paid.

Reliance Upon Others-Prudent Conduct. No person shall be liable to the corporation for any loss or damage suffered by it on account of any action taken or omitted to be taken by him as a director or officer of the corporation in good faith if such person (a) exercised or used the same degree of care and skill as a prudent man would have exercised or used under the circumstances in the conduct of his own affairs, or (b) took or omitted to take such action in reliance upon advice of counsel for the corporation which he had reasonable grounds to believe or upon a financial statement of the corporation prepared by an officer or employee of the corporation in charge of its accounts or certified by a public accountant or firm of public accountants.

Contracts with Interested Directors, Disclosure and Voting. A director of the corporation shall not in the absence of fraud be disqualified by his office from dealing or contracting with the corporation either as a vendor, purchaser or otherwise nor in the absence of fraud shall insofar as permitted by the Act or any other applicable statute, any transaction or contract of the corporation be void or voidable or affected by reason of the fact that any director or any firm of which a director is a member of any corporation of which any director is an officer, director or stockholder is in any way interested in such transaction or

contract, provided that at the meeting of the Board of Directors or of a committee thereof having authority in the premises to authorize or confirm such contract or transaction, the interest of such director, firm or corporation is disclosed or made known and there shall be present a quorum of the Board of Directors or of the directors constituting such committee and such contract or transaction shall be approved by a majority of such quorum, which majority shall consist of directors not so interested or connected. Nor shall any director be liable to account to the corporation for any profit realized by him from or through any such transaction or contract of the corporation, ratified or approved as herein provided, by reason of the fact that he or any firm of which he is a member or any corporation of which he is a stockholder, director or officer was interested in such transaction or contract. Directors so interested may be counted when present at meetings of the Board of Directors or of such committee for the purpose of determining the existence of a quorum. Each and every person who is or may become a director of the corporation is hereby relieved from any liability that might otherwise exist from those contracting with the corporation for the benefit of himself or any firm, association or corporation or of the Board of Directors or of any committee which shall be ratified by a majority in the interest of a quorum of the stockholders having voting power, shall be as valid and as binding as though ratified by each and every stockholder of the corporation, but this shall not be constituted as requiring the

submission of any contract to the stockholders for approval.

Indemnification of Directors. The corporation shall indemnify any and all persons who may serve or who have served at any time as directors or officers, or who at the request of the Board of Directors of the corporation may serve or at any time have served as directors or officers of another corporation in which the corporation at such time owned or may own shares of stock or of which it was or may be a creditor, and their respective heirs, administrators, successors and assigns, against any and all expenses, including amounts paid upon judgments, counsel fees, and amounts paid in settlement before or after suit is commenced, actually and necessarily incurred by such person in connection with the defense or settlement of any claim, action, suit or proceeding in which they, or any of them are made parties or a party or which may be asserted against them or any of them by reason of being or having been directors or officers or a director or officer of the corporation, or of such other corporation, except in relation to matters as to which any such director or officer former director or officer or person shall be adjudged in any action, suit or proceeding to be liable for his own negligence or misconduct in the performance of his duty. Such indemnification shall be in addition to any other rights to which those indemnified may be entitled under any law, bylaw, agreement, vote of stockholders or otherwise.

Ratification of Acts of Directors. The directors may submit any contract or transaction for approval at any annual meeting of

the stockholders or at any special meeting of the stockholders called for that purpose; and any contract or transaction so approved by a majority vote of a quorum of the stockholders at such meeting shall be binding upon the corporation and all of its stockholders, whether or not the contract or transaction would otherwise be subject to attack because of the interest of any of the directors of the corporation or for any other reason.

Requirements for Management. The corporation may issue and sell its authorized shares from time to time, in the absence of fraud, for such considerations as may from time to time be fixed by the Board of Directors.

Issuance of Shares. The corporation may issue and sell its authorized shares from time to time, in the absence of fraud, for such consideration as may from time to time be fixed by the Board of Directors, but in no event for less than par value.

Amendments of these Articles of Incorporation. The corporation reserves the right to amend, alter or repeal or to add any provisions to these Articles of Incorporation in any manner now or hereafter prescribed by the Act and any amendment thereto or by the provisions of any other applicable law and all rights conferred upon the shareholders of the corporation by these Articles of Incorporation and amendments hereto are granted subject only to this reservation.

ARTICLE IX

Registered Office. The address of the initial registered office of the corporation is:

3801 Royal Crest Street #5
Clark County
Las Vegas, Nevada 89119

Registered Agent. The name of the initial registered agent of the Corporation at such address is: Frank Mihalka.

ARTICLE X

Initial Board of Directors. The initial Board of Directors of the Corporation shall consist of three members and their respective names and addresses are:

Name	Address
Ivan R. Harry	4189 South 4080 West #128 West Valley City, UT 84120
Dan Shuput	259 East 4050 South #4 Murray, UT 84107
Ralph L. Jensen	3769 South Loretta Drive Salt Lake City, UT 84106

which directors shall hold office until the first meeting of shareholders of the Corporation and until their successors shall have been elected and qualified.

Subsequent Board of Directors. At the first meeting of the shareholders of the Corporation and at each annual meeting thereafter, the shareholders shall elect directors to hold office until the next succeeding annual meeting of the shareholders. Each director so elected shall hold office for the term for which he is elected and until his successor shall have been elected and

qualified. Directors need not be residents of the State of Nevada or shareholders of the Corporation.

ARTICLE XI

The name of each incorporator and their addresses are:

Name	Address
Ivan R. Harry	4189 South 4080 West #128 West Valley City, UT 84120
Dan Shuput	259 East 4050 South #4 Murray, UT 84107
Ralph L. Jensen	3769 South Loretta Drive Salt Lake City, UT 84106

DATED this 28 day of DEC, 1990.

Ivan R. Harry

Dan Shuput

Ralph L. Jensen

RECEIVED

JAN 1 0 1991

SECRETARY OF STATE

STATE OF UTAH)
) ss.
County of Salt Lake)

On this 28 day of Dec, 1990, personally appeared before me IVAN R. HARRY, one of the signers of the above and foregoing Articles of Incorporation, who duly acknowledged to me that the executed the same.

Notary Public
Residing at: SL
My commission expires: 1994

NOTARY PUBLIC
DEAN D. DERPAIN
6459 West 4535 So.
W.V.C., UT 84120
COMMISSION EXPIRES
MARCH 18, 1994
STATE OF UTAH

STATE OF UTAH)
) ss.
County of Salt Lake)

On this 28 day of Dec, 1990, personally appeared before me DAN SHUPUT, one of the signers of the above and foregoing Articles of Incorporation, who duly acknowledged to me that the executed the same.

Notary Public
Residing at:
My commission expires:

NOTARY PUBLIC
DEAN D. DERPAIN
6459 West 4535 So.
W.V.C., UT 84120
COMMISSION EXPIRES
MARCH 18, 1994
STATE OF UTAH

STATE OF UTAH)
) ss.
County of Salt Lake)

On this 24 day of Dec, 1990, personally appeared before me RALPH L. JENSEN, one of the signers of the above and foregoing Articles of Incorporation, who duly acknowledged to me that the executed the same.

Notary Public
Residing at: Salt Lake
My commission expires: 8-21-93

Notary Public
HENRY W. C[illegible]
[illegible] East [illegible]
Salt Lake City, Utah
My Commission [illegible]
August 21, 1993
State of Utah

RECEIVED
JAN 1 0 1991
SECRETARY OF STATE

STATE OF NEVADA
Secretary Of State

THE GREAT SEAL OF THE STATE OF NEVADA

FILED
IN THE OFFICE OF THE
SECRETARY OF STATE OF THE
STATE OF NEVADA

JAN 11 1991

CHERYL A. LAU SECRETARY OF STATE

CERTIFICATE OF ACCEPTANCE OF APPOINTMENT BY RESIDENT AGENT

No. 2203-91

IN THE MATTER OF INDUSTRIES INTERNATIONAL INCORPORATED
(Name of corporation)

I, FRANK MIHALKA (Name of Resident Agent), with address at Suite #6, Street 3801 ROYAL CREST STREET, Town of LAS VEGAS, County of CLARK, State of Nevada, hereby accept the appointment as Resident Agent of the above-entitled corporation in accordance with NRS 78.090.

FURTHERMORE, that the principal office in this state is located at Suite #6, Street 3801 ROYAL CREST STREET, Town of LAS VEGAS, County of CLARK, State of Nevada.

RECEIVED
JAN 10 1991
SECRETARY OF STATE

IN WITNESS WHEREOF, I have hereunto set my hand this 28th day of December, 19 90.

x Frank Mihalka
Resident Agent

NRS 78.090 Except during any period of vacancy described in NRS 78.097, every corporation shall have a resident agent, who may be either a natural person or a corporation, resident or located in this state, in charge of its principal office. The resident agent may be any bank or banking corporation, or other corporation, located and doing business in this state. The certificate of acceptance must be filed at the time of the [illegible] of the corporate papers.

ANNUAL LIST OF OFFICERS, DIRECTORS AND AGENT OF

FILE NUMBER

INDUSTRIES INTERNATIONAL, INC.
4615 SO. 1225 EAST
SALT LAKE CITY, UTAH 84117

283-91
C1Q4 9898

The Corporation's duly appointed Resident Agent in the State of Nevada upon whom process can be served is:

EARL KAINA
5300 E. DESERT INN RD #141
LAS VEGAS, NEV 89122

FOR OFFICE USE ONLY
FILED
DEC 29 1997
Dean Heller
Secretary of State

97.98 100
Rein 5-C
150 cc
Good Stand 15 cc
10-1-97 165 cc

☐ IF THE ABOVE INFORMATION IS INCORRECT, PLEASE CHECK THIS BOX AND A CHANGE OF RESIDENT AGENT/ADDRESS FORM WILL BE SENT.

PLEASE READ INSTRUCTIONS BEFORE COMPLETING AND RETURNING THIS FORM.

1. Include the names and addresses, either residence or business, for all officers and directors. A President, Secretary, Treasurer and all Directors must be named. There must be at least one director. Last year's information has been preprinted. If you need to make changes, cross out the incorrect information and insert the new information above it. An officer must sign the form. FORM WILL BE RETURNED IF UNSIGNED.
2. If there are additional directors attach a list of them to this form.
3. Return the completed form with the $85.00 filing fee. A $15.00 penalty must be added for failure to file this form by the deadline indicated at the top of this form.
4. Make your check payable to the Secretary of State. If you need a receipt, enclose a self-addressed stamped envelope. To receive a certified copy, enclose a copy of this completed form, an additional $10.00 and appropriate instructions.
5. Return the completed form to: Secretary of State, Capitol Complex, Carson City, NV 89710. (702) 687-5105

Receipt No. FY9800035203
DANIEL SHUPUT
12/22/1997
165.00
REC'D BY TN

FILING FEE: $85.00 LATE PENALTY: $15.00

NAME	TITLE(S)	PO BOX	STREET ADDRESS	CITY	ST	ZIP
DAN SHUPUT	PRESIDENT		4615 SO. 1225E	SLC	UTAH	84117
RALPH L JENSEN	SECRETARY		8736 GLADIATOR WY	SANDY	UTAH	84094
RALPH L. JENSEN	TREASURER		8736 GLADIATOR WY.	SANDY	UTAH	84094
RICHARD MORRIS	DIRECTOR -VICE PRES		3840 WATERWAY DR	SLC	UTAH	84121
	DIRECTOR					
	DIRECTOR					

I hereby certify this annual list

X Signature of officer: Dan Shuput

Title(s): PRESIDENT

Date: 12/5/97

STATE OF NEVADA

SECRETARY OF STATE

CERTIFICATE OF REINSTATEMENT

I, **DEAN HELLER**, the duly elected Secretary of State of the State of Nevada, do hereby certify that **INDUSTRIES INTERNATIONAL, INCORPORATED**, a corporation formed under the laws of the State of **NEVADA** having paid all filing fees, licenses, penalties and costs, in accordance with the provisions of Title 7 of the Nevada Revised Statutes as amended, for the years and in the amounts as follows:

1997-1998	List of officers + penalty	$	100.00
Reinstatement		$	50.00
Total:		$	150.00

and otherwise complied with the provisions of said section, the said corporation has been reinstated, and that by virtue of such reinstatement it is authorized to transact its business in the same manner as if the aforesaid filing fees, licenses, penalties and costs had been paid when due.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed the Great Seal of State, at my office in Carson City, Nevada, on **December 29, 1997**.


THE GREAT SEAL OF THE STATE OF
NEVADA

Secretary of State

By:

Deputy

TA#2225-

DEAN HELLER
Secretary of State

202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684 5708

Certificate to Accompany Restated Articles
(PURSUANT TO NRS 78.403 and 82.371)

Office Use Only
FILED # C20391
APR 14 2003

Important: Read attached instructions before completing form.

This Form is to Accompany Restated Articles of Incorporation
(Pursuant to NRS 78.403 or 82.371)
(This form is also to be used to accompany Restated Articles for Limited-Liability Companies, Certificates of Limited Partnership and Business Trusts)
- Remit in Duplicate -

1. Name of **Nevada** entity as last recorded in this office: Industries International, Incorporated

2. Indicate what changes have been made by checking the appropriate spaces.*

___ The entity name has been amended.

___ The resident agent has been changed.
(attach Certificate of Acceptance from new resident agent)

✓ The purpose of the entity has been amended.

✓ The authorized shares have been amended.

___ The directors, managers or general partners have been amended.

___ The duration of the entity has been amended.

___ IRS tax language has been added.

✓ Articles have been added to the articles or certificate.

✓ Articles have been deleted from the articles or certificate.

___ None of the above apply. The articles or certificate have been amended as follows:
(provide article numbers, if available)

____

____

____

____

* This form is to accompany Restated Articles which contain **newly** altered or amended articles. The Restated Articles must contain all of the requirements as set forth in the statutes for amending or altering Articles of Incorporation, Articles of Organization or Certificates of Limited Partnership.

IMPORTANT: Failure to include any of the above information and remit the proper fees may cause this filing to be rejected.

FILED # C20391

APR 1 4 2003

AMENDED AND RESTATED

ARTICLES OF INCORPORATION

OF

INDUSTRIES INTERNATIONAL, INCORPORATED

*****

FIRST: The name of the corporation is Industries International, Incorporated (the "Corporation"). The Corporation's original Articles of Incorporation was filed with the Secretary of State of the State of Nevada on January 11, 1991.

SECOND: On February 28, 2003, in the manner prescribed by Sections 78.315 and 78.390 of the Nevada General Corporation Law, this Amended and Restated Articles of Incorporation was duly adopted by written consent of the Board of Directors and on April 7, 2003, in the manner prescribed by Section 78.385 of the Nevada General Corporation Law, was duly adopted, at a duly noticed special meeting of the stockholders, by the holders of at least a majority of the outstanding capital stock of the Corporation. This Amended and Restated Articles of Incorporation shall supersede the original Articles of Incorporation and all amendments thereto.

THIRD: The Articles of Incorporation of the Corporation is amended and restated in its entirety as follows:

FIRST: The name of the corporation is Industries International, Incorporated.

SECOND: The address of the registered office of the Corporation in the State of Nevada is located at 318 North Carson Street #208, Carson City, Nevada 89701. The name of the registered agent at that address is Paracorp Incorporated.

THIRD: The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under Chapter 78 of the Nevada General Corporation Law.

FOURTH: The Corporation is authorized to issue two classes of stock to be designated, respectively, preferred stock ("Preferred Stock") and common stock ("Common Stock"). The total number of shares of capital stock that the Corporation is authorized to issue is 510,000,000. The total number of shares of Common Stock the Corporation shall have the authority to issue is 500,000,000, par value $0.01 per share. The total number of shares of Preferred Stock that the Corporation shall have the authority to issue is 10,000,000, par value $0.01 per share. The Corporation's capital stock may be sold from time to time for such consideration as may be fixed by the Board of Directors, provided that no consideration so fixed shall be less than par value.

The Board of Directors of the Corporation is expressly authorized, subject to limitations prescribed by law and the provisions of this Article Fourth, to provide for the issuance of the shares of Preferred Stock from time to time in one or more series, and by filing a certificate pursuant to the Nevada General Corporation Law, to fix the number of shares and to determine or alter for each such series, such voting powers, full or limited, or no voting powers, and such designations, preferences, and relative, participating, optional, or other rights and such qualifications, limitations, or restrictions thereof, as shall be stated and expressed in the resolution or resolutions adopted by the Board of Directors providing for the issuance of such shares as may be permitted by the Nevada General Corporation Law.

FIFTH: The election of directors need not be by written ballot unless otherwise provided by the By-laws of the Corporation.

SIXTH: The Board of Directors of the Corporation is authorized and empowered from time to time in its discretion to make, alter, amend or repeal the By-laws of the Corporation, except as such power may be restricted or limited by the Nevada General Corporation Law.

SEVENTH: Anything to the contrary in this Amended and Restated Articles of Incorporation notwithstanding, no director shall be liable personally to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, provided, however, that nothing in this paragraph shall eliminate or limit the liability of a director (i) for any breach of such director's duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 78.300 of the Nevada General Corporation Law, or (iv) for any transaction from which such director derived an improper personal benefit. If the Nevada General Corporation Law is amended after approval by the stockholders of this article to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the Nevada General Corporation Law, as so amended.

Any repeal or modification of the foregoing paragraph by the stockholders of the Corporation shall not adversely affect any right or protection of a director of the Corporation existing at the time of such repeal or modification.

EIGHTH: The Corporation shall indemnify, in the manner and to the fullest extent permitted by law, each person (or the estate of any such person) who was or is a party to, or is threatened to be made a party to, any threatened, pending or completed action, suit or proceeding, whether or not by or in the right of the Corporation, and whether civil, criminal, administrative, investigative or otherwise, by reason of the fact that such person is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other

enterprise. The indemnification provided for herein shall be made only as authorized in the specific case upon a determination, in the manner provided by law, that indemnification of the director, officer, employee or agent is proper under the circumstances. The Corporation may, to the fullest extent permitted by law, purchase and maintain insurance on behalf of any such person against any liability that may be asserted against such person. To the fullest extent permitted by law, the indemnification provided herein shall include expenses (including attorneys' fees), judgments, fines and amounts paid in settlement, and, in the manner provided by law, any such expenses shall be paid by the Corporation in advance of the final disposition of such action, suit or proceeding. The indemnification provided herein shall not be deemed to limit the right of the Corporation to indemnify any other person for any such expenses to the fullest extent permitted by law, nor shall it be deemed exclusive of any other rights to which any person seeking indemnification from the Corporation may be entitled under any agreement, vote of stockholders or disinterested directors or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office. Such indemnification shall continue as to a person who has ceased to be a director, officer employee or agent and shall inure to the benefit of the heirs, executors and administrators of such person.

FOURTH: The foregoing amendment and restatement of the Articles of Incorporation shall supersede the original Articles of Incorporation of the Corporation and all amendments thereto.

IN WITNESS WHEREOF, the undersigned corporation has caused this Amended and Restated Articles of Incorporation to be signed by a duly authorized officer this 7th day of April, 2003.

INDUSTRIES INTERNATIONAL, INC.

By: ______________________
Name: Mr. Weijiang Yu
Title: President

STATE OF NEVADA

CERTIFICATE PURSUANT TO

SECTION 78.209 OF THE NEVADA

GENERAL CORPORATION LAW

FILED # C 203-91

JUN 02 2003

IN THE OFFICE OF
DEAN HELLER, SECRETARY OF STATE

INDUSTRIES INTERNATIONAL INCORPORATED, a corporation organized under and by virtue of the Nevada General Corporation Law (the "Corporation"), pursuant to Sections 78.385, 78.207 and 78.209 of the Nevada General Corporation Law,

DOES HEREBY CERTIFY:

FIRST: On May 12, 2003, the Board of Directors of this Corporation, acting by written consent in accordance with Sections 78.207 and 78.315 of the Nevada General Corporation Law, duly adopted resolutions whereby (i) every four issued and outstanding shares of common stock of the Corporation be automatically combined into one share of common stock of the Corporation (the "Reverse Stock Split") and (ii) the Articles of Incorporation be amended to correspondingly reduce the authorized number of shares of each class and series .

SECOND: Prior to the Reverse Stock Split, the total current number of shares that the Corporation is authorized to issue is 510,000,000. The total number of shares of common stock that the Corporation is authorized to issue is 500,000,000, par value $0.01 per share. The total number of shares of preferred stock that the Corporation is authorized to issue is 10,000,000, par value $0.01 per share.

THIRD: Upon effectiveness of the Reverse Stock Split, the total current number of shares that the Corporation is authorized to issue is 127,500,000. The total number of shares of common stock that the Corporation is authorized to issue after the Reverse Stock Split is 125,000,000, par value $0.01 per share. The total number of shares of preferred stock that the Corporation is authorized to issue after the Reverse Stock Split is 2,500,000, par value $0.01 per share.

FOURTH: Upon effectiveness of the Reverse Stock Split, each registered stockholder will have their shares of the Corporation's common stock combined, via mandatory stock exchange, receiving one share of the Corporation's common stock for every four shares of the Corporation's common stock that such a stockholder then owns. Prior to the Reverse Stock Split becoming effective, as of May 22, 2003, there are 61,260,748 shares of the Corporation's common stock issued and outstanding. After the reverse stock split becomes effective, there will be 15,315,187 shares of the Company's common stock outstanding.

FIFTH: Fractional shares will be rounded to whole shares upon effectiveness of the Reverse Stock Split. Less than 1% of the outstanding shares will be effected with regards to fractional shares.

SIXTH: Stockholder approval for this Reverse Stock Split was not necessary pursuant to Section 78.207 of the Nevada General Corporate Law.

SEVENTH: The change in the number of shares that the Corporation is authorized to issue and the number of shares of common stock and preferred stock outstanding shall become effective at the 5:00pm eastern standard time on June 2, 2003.

EIGHTH: Pursuant to Section 78.207 and in furtherance of the Reverse Stock Split, the Corporation amends Article FOURTH and is restated in its entirety as follows:

> "FOURTH. The Corporation is authorized to issue two classes of stock to be designated, respectively, preferred stock ("Preferred Stock") and common stock ("Common Stock"). The total number of shares of capital stock that the Corporation is authorized to issue is 127,500,000. The total number of shares of Common Stock the Corporation shall have the authority to issue is 125,000,000, par value $0.01 per share. The total number of shares of Preferred Stock that the Corporation shall have the authority to issue is 2,500,000, par value $0.01 per share. The Corporation's capital stock may be sold from time to time for such consideration as may be fixed by the Board of Directors, provided that no consideration so fixed shall be less than par value.
>
> The Board of Directors of the Corporation is expressly authorized, subject to limitations prescribed by law and the provisions of this Article Fourth, to provide for the issuance of the shares of Preferred Stock from time to time in one or more series, and by filing a certificate pursuant to the Nevada General Corporation Law, to fix the number of shares and to determine or alter for each such series, such voting powers, full or limited, or no voting powers, and such designations, preferences, and relative, participating, optional, or other rights and such qualifications, limitations, or restrictions thereof, as shall be stated and expressed in the resolution or resolutions adopted by the Board of Directors providing for the issuance of such shares as may be permitted by the Nevada General Corporation Law.

IN WITNESS WHEREOF, the undersigned corporation has caused this Certificate of Amendment of Articles of Incorporation to be signed by a duly authorized officer as of this 29th day of May, 2003.

INDUSTRIES INTERNATIONAL INCORPORATED

By: ______________________
Weijang [illegible] President

ROSS MILLER
Secretary of State
204 North Carson Street, Ste 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

Certificate to Accompany Restated Articles

(PURSUANT TO NRS)

Filed in the office of	Document Number 20070282451-71
Ross Miller Secretary of State State of Nevada	Filing Date and Time 04/24/2007 12:50 PM
	Entity Number C203-1991

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

This Form is to Accompany Restated Articles of Incorporation
(Pursuant to NRS 78.403, 82.371, 86.221, 88.355 or 88A.250)
(This form is also to be used to accompany Restated Articles for Limited-Liability Companies, Certificates of Limited Partnership, Limited-Liability Limited Partnerships and Business Trusts)

1. Name of Nevada entity as last recorded in this office:

INDUSTRIES INTERNATIONAL, INC., FILE # C203-1991

2. The articles are being ☐ **Restated** or ☒ **Amended and Restated** (check only one). Please entitle your attached articles "Restated" or "Amended and Restated," accordingly.

3. Indicate what changes have been made by checking the appropriate box.*

☐ No amendments; articles are restated only and are signed by an officer of the corporation who has been authorized to execute the certificate by resolution of the board of directors adopted on ______ The certificate correctly sets forth the text of the articles or certificate as amended to the date of the certificate.

☒ The entity name has been amended.

☒ The resident agent has been changed. (attach Certificate of Acceptance from new resident agent)

☐ The purpose of the entity has been amended.

☒ The authorized shares have been amended.

☒ The directors, managers or general partners have been amended.

☐ IRS tax language has been added.

☐ Articles have been added.

☐ Articles have been deleted.

☐ Other. The articles or certificate have been amended as follows (provide article numbers, if available):

* This form is to accompany Restated Articles which contain newly altered or amended articles. The Restated Articles must contain all of the requirements as set forth in the statutes for amending or altering the articles or certificates

IMPORTANT: Failure to include any of the above information and submit the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees

ROSS MILLER
Secretary of State
204 North Carson Street, Ste 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

Certificate of Amendment

(PURSUANT TO NRS 78.385 AND 78.390)

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Incorporation For Nevada Profit Corporations

(Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1. Name of corporation:

INDUSTRIES INTERNATIONAL, INC., FILE # C203-1991

2. The articles have been amended as follows (provide article numbers, if available):

RESTATED ARTICLES OF INCORPORATION

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the* articles of incorporation have voted in favor of the amendment is: 92,000,000 out of 126,588,600 (73%)

4. Effective date of filing (optional): 4/20/07
(must not be later than 90 days after the certificate is filed)

5. Officer Signature (Required): X [signature]

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless of limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

RESTATED AND AMENDED
ARTICLES OF INCORPORATION

INDUSTRIES INTERNATIONAL, INC.

ARTICLE I
(Corporate Name)

The name of this corporation shall be:

SIPP INTERNATIONAL INDUSTRIES, INC.

ARTICLE II
(Duration)

This corporation shall have perpetual existence.

ARTICLE III
(Purposes)

The purpose of this corporation is to engage in any lawful act or activity for which a corporation may be organized under the laws of the State of Nevada other than the banking business, the trust company business, the insurance business or the practice of a profession permitted to be incorporated under the laws of the State of Nevada.

ARTICLE IV
(Shares)

The aggregate number of shares which the corporation shall have authority to issue, including the classes thereof and special provisions, are as follows: 260,000,000 shares; 250,000,000 shares of voting, common stock, with a par value of $0.001 and 10,000,000 shares of preferred stock, with a par value of $0.001. The shares of preferred stock may be issued in a series of designations. The shareholders shall not have the right to accumulate votes in the election of directors with respect to shares of common stock in the corporation. Each share of common stock shall be entitled to one vote. The holders of the shares of preferred stock are entitled to receive the net assets of the corporation upon dissolution. The Board of Directors are entitled to restructure the issued and outstanding shares of stock with respect to a forward or reverse split, without a formal shareholders meeting, general or special meeting, providing that fifty percent (50%) of

the shareholders agree to the share reorganization within the limits of the share capitalization of 250,000,000 shares of voting, common stock. Such shareholder vote may be obtained by telefax or other means of communication to obtain the shareholder's vote. When, as and if the shareholders of the Corporation vote to restructure the Corporation's issued and outstanding shares of common stock by either a forward (up to the authorized share capital) or reverse split of the issued and outstanding shares of common stock, the authorized capital remains the same and does not forward or reverse split along the issued and outstanding shares of common stock.

ARTICLE V
(Directors)

The initial number of directors and original incorporators of this corporation shall be one (1), whose name and address is as follows:

David Goldberg, President, Board Chairman
C/o Nevada Business Services
1805 North Carson, #188
Carson City, Nevada 8970

ARTICLE VI
(By-laws)

The authority to make By-laws for the corporation is hereby expressly vested in the Board of Directors of this corporation, subject to the power of the majority of the shareholders to change or repeal such By-laws. Any such change in the By-laws must be in agreement by the majority (fifty percent or more) of the shareholders. The Board of Directors shall not make or alter any By-laws fixing their qualifications, classifications, terms of office or extraordinary powers without first securing the approval of the majority (fifty percent or more) of the shareholders. Such majority approval may be obtained by the Board of Directors without the necessity of a Special or Extraordinary General Meeting of the corporation's shareholders. Such majority shareholder approval may be obtained by written proxy statement or a polling of the shareholders by telephone or telefax.

ARTICLE VII
(Amendment to Articles of Incorporation)

The Board of Directors reserves the right to amend, alter, change, or repeal any provision contained in these Articles of Incorporation in the manner now or hereafter prescribed by statute, and all rights conferred on the corporation herein are granted subject to this reservation.

ARTICLE VIII
(Registered Agent & Registered Office)

The name and street address of the Registered Agent is Nevada Business Services, 1805 North Carson, #188, Carson City, Nevada 98006.

ARTICLE IX
SHAREHOLDER VOTING REQUIREMENTS FOR CERTAIN TRANSACTIONS

To be adopted by the shareholders, the following actions must be approved by each voting group of shareholders entitled to vote thereon by a majority of all the votes entitled to be cast by that voting group. Such majority may be obtained via telefax or other valid means of communication:

(a) Amendment of the Articles of Incorporation;
(b) A plan of merger or share exchange;
(c) The sale, lease, exchange or other disposition of all or substantially all of the corporation's assets, other than in the usual and regular course of business; or
(d) Dissolution of the corporation.

ARTICLE X
(Commencement of Business)

This corporation shall commence business upon receiving its corporate license.

IN WITNESS WHERE, the Board Chairman has hereunto set his hand in duplicate originals this 20th Day of April 2007.

David Goldberg, President, Board Chairman

EXHIBIT B

ARTICLES OF INCORPORATION

SECRETARY OF STATE

STATE OF NEVADA

NEVADA STATE BUSINESS LICENSE

SIPP INTERNATIONAL INDUSTRIES, INC.
Nevada Business Identification # NV19911011469

Expiration Date: March 31, 2012

In accordance with Title 7 of Nevada Revised Statutes, pursuant to proper application duly filed and payment of appropriate prescribed fees, the above named is hereby granted a Nevada State Business License for business activities conducted within the State of Nevada.

This license shall be considered valid until the expiration date listed above unless suspended or revoked in accordance with Title 7 of Nevada Revised Statutes.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed the Great Seal of State, at my office on March 4, 2011

ROSS MILLER
Secretary of State

This document is not transferable and is not issued in lieu of any locally-required business license, permit or registration.

You may verify this Nevada State Business License online at www.nvsos.gov under the Nevada Business Search.

FILING FEE $ 225.00
RS RECEIPT # C 2371
TRANS-NATIONAL TRANSFER CO
SUITE 400
10 WEST 100 SOUTH
SALT LAKE CITY, UTAH 84101

ARTICLES OF INCORPORATION
of
INDUSTRIES INTERNATIONAL, INCORPORATED

We, the undersigned natural persons of the age of 21 years or more, acting as incorporators of a corporation under the Nevada Business Corporation Act (hereinafter referred to as the "Act"), adopt the following Articles of Incorporation for such corporation.

ARTICLE I

The name of the corporation (hereinafter called the "Corporation") is INDUSTRIES INTERNATIONAL, INCORPORATED.

ARTICLE II

Period of Duration. The period of duration of the Corporation is perpetual.

ARTICLE III

Purposes and Powers. The purposes and powers for which the Corporation is organized are as follows:

(a) to purchase, own, hold, sell, dispose of and otherwise deal in recreational development properties and systems of every kind and variety. To manufacture, build, prepare for market, buy, sell, import, export, trade and otherwise deal in recreational development properties and materials of every kind and variety.

(b) To conduct in all its branches the business of designing, building, operating, manufacturing, buying, selling,

importing, exporting, displaying, distributing, renting, repairing and otherwise dealing in and with, at wholesale and at retail, and as principal, agent, factor, broker or commission merchant, or in any other lawful capacity, recreational development properties and materials of every kind and variety.

(c) To purchase, own, hold, sell, dispose of and otherwise deal in oil and gas properties, mining properties and natural resource property of every kind and variety. To explore for, market, buy, sell, import and export natural resources of every kind and variety. To manufacture, prepare for market, buy, sell, import, export, trade and otherwise deal in natural resource manufactured products of every kind and variety.

(d) To conduct in all its branches the business of designing, manufacturing, buying, selling, importing, exporting, displaying, distributing, renting, repairing and otherwise dealing in and with, at wholesale and at retail, and as principal, agent, factor, broker, commission merchant, or in any other lawful capacity, natural resource manufactured products of every kind and variety.

(e) To invest in improved and unimproved real property, personal property and rights of every kind and variety.

(f) To purchase or otherwise acquire the whole or any part of the securities, good will, royalties, patents, patent applications, copyrights, franchises, leases, rights, property and assets of all kinds and to undertake or assume the whole or any part of the bonds, mortgages, franchises, leases, contracts,

indebtedness, guarantees, liabilities and obligations of any person, corporation, association, partnership, syndicate, entity of governmental, municipal, or public authority, and to pay for the same in cash, shares, capital stock, bonds, debenture stock notes and other securities of the corporation or otherwise or by undertaking and assuming the whole or any part of the liabilities or obligations of the transferor and to hold or in any manner dispose of the whole or any part of the property and assets so acquired and to exercise all powers necessary or convenient in and about the conduct, management and carrying on of any such business.

(g) To borrow or raise monies for any of the purposes of the corporation and from time to time without limit as to amount, to draw, make, accept, endorse, guarantee, execute and issue promissory notes, drafts, bills of exchange, warrants, bonds, debentures and other negotiable and nonnegotiable instruments and evidence of indebtedness and to secure the payment thereof and of the interest thereon by mortgage on or pledge, conveyance or assignment in trust of the whole or any part of the assets of the corporation, real, personal or mixed, including contract rights whether at the time owned or thereafter acquired.

(h) To lend and advance monies or give credit for corporate purposes with or without requiring interest or any security for the repayment thereof.

(i) To purchase, take, receive or otherwise acqu...,

hold, own, pledge, transfer or otherwise dispose of shares of its own capital stock but purchase of its own shares of stock, whether direct or indirect, shall be made only to the extent of unreserved and unrestricted surplus available therefor and to the extent of unreserved and unrestricted capital surplus available therefor, if permitted by the act and any other applicable law and these Articles of Incorporation.

(j) To become a party to any lawful arrangement for sharing of profits or to any union of interest reciprocal concessions, partnership, syndicate, joint venture or cooperation with any person, corporation, association, partnership, syndicate, entity or governmental, municipal or public authority, domestic or foreign, in the carrying on of any business or transaction deemed necessary, convenient or incidental to carrying out any of the purposes of the corporation.

(k) To do all and everything necessary, proper, advisable or convenient for the accomplishment of any of the purposes or the attainment of any of the objects or the furtherance of any of the powers herein set forth and to do every other act and thing incidental thereto or connected therewith, provided the same be not forbidden by the Act, by any other applicable law or by these Articles of Incorporation.

(l) To carry out the purposes hereinabove set forth in any state, district, territory or possession in the United States or in any foreign country to the extent such purposes are not forbidden by the laws of such state, district, territory,

possession or foreign country, and in the event that they do forbid any one or more such purposes to limit the purposes which the Corporation proposes to carry on in such state, district, territory, possession or foreign country to such purpose or purposes as are not forbidden by the laws thereof and any certificate for application to do business therein.

(m) To engage in any lawful activity, subject to expressed limitations, if any. In general, to carry on any business and have and exercise all the powers conferred by the Act on corporations organized under it and upon corporations by any other applicable law and to do any and all of the acts and things therein set forth to the same extent as natural persons might or could do in any part of the world as principal, factor, agent, contractor, representative, trustee or otherwise, either alone or in syndicates, jointly and otherwise, in conjunction with any person, corporation, association, partnership, syndicate, entity or governmental, municipal or public authority, domestic or foreign, and to establish and maintain offices and agencies and to exercise all or any of its corporate powers and rights throughout the world.

(n) The foregoing clauses shall be construed as powers as well as objects and purposes and the matters expressed in each clause shall, unless herein otherwise expressly provided, be in no way limited by reference to or inference from the terms of any other clause but shall be regarded as independent objects, purposes and powers and the enumeration of specific objects,

purposes and powers shall not be construed to limit or restrict in any manner the meaning of the general terms or the general powers of the Corporation, nor shall the expression of one thing be deemed to exclude another not expressed although it be of like nature.

ARTICLE IV

Authorized Shares. The aggregate number of shares which the Corporation shall have authority to issue is twenty million (20,000,000) shares of a par value of One Cent ($0.01) each. The total authorized capital of this Corporation is Two Hundred Thousand Dollars ($200,000.00).

(a) The common stock may be issued by the Corporation or subscriptions taken therefor from time to time for such consideration as may be fixed from time to time by the Board of Directors.

(b) the common stock of the Corporation shall not be issued in series or broken into additional classes. There shall be but one class of stock, or equal rights and preferences. Dividend rights in the company stock shall be treated hereinafter as said stock is set forth to be treated in the Nevada Business Corporation Act, as amended to date.

(c) The common stock of the Corporation shall be nonassessable and the shareholders shall not be liable for the debts of the Corporation except as to the extent of any unpaid subscriptions for shares which may be outstanding at any time the

Corporation is dissolved, merged or said subscription rights are called.

ARTICLE V

No Pre-emptive Rights. The shareholders of the Corporation shall have no pre-emptive rights to acquire additional shares of the Corporation.

ARTICLE VI

Commencement of Business. The Corporation shall not commence business until at least One Thousand Dollars ($1,000.00) has been received by it as consideration for the issuance of shares.

ARTICLE VII

Voting Shares. Each outstanding share of the common stock of the corporation shall be entitled to one vote on each matter submitted to a vote at a meeting of the stockholders, each shareholder being entitled to vote his or its shares in person or by proxy executed in writing by such shareholder or by his duly authorized attorney in fact. The shareholders of this corporation shall have no right whatsoever to cumulate his or its vote with regard to such voting. All voting shall be noncumulative.

ARTICLE VIII

Provisions for Regulation of Internal Affairs of the Corporation

Meeting of the Shareholders. All meetings of the shareholders of the corporation shall be held at such place either within or without the State of Nevada as may be provided

by the bylaws of the corporation. In the absence of any such provision, all such meetings shall be held at the registered office of the corporation.

Quorum of Shareholders. Unless otherwise provided in the Act or other applicable law, a majority of the shares of the common stock of the corporation entitled to vote represented in person or by proxy shall constitute a quorum at a meeting of the shareholders of the corporation.

Meetings of Directors. Meetings of the Board of Directors of the corporation whether regular or special may be held either within or without the State of Nevada and upon such notice be prescribed in the bylaws of the corporation.

Quorum of Directors. The number of directors of the corporation which shall constitute a quorum for the transaction of business at any meeting of the Board of Directors shall be fixed in the bylaws of the corporation.

Designation of Committees by the Board of Directors. The Board of Directors may, by resolution or resolutions passed by a majority of the whole board, designate a committee or committees consisting of not less than two directors which committee or committees to the extent provided in such resolution or resolutions shall have and may exercise all the authority so provided by the designation of such committees and the delegation thereto of such authority shall not operate to relieve the Board of Directors or any member thereof of any responsibility imposed upon it or him by law.

Bylaws of the Corporation. The initial bylaws of the corporation shall be adopted by its Board of Directors hereafter unless otherwise provided in the act. Bylaws of the corporation may be adopted, amended or repealed either by the shareholders or by the Board of Directors except that (a) no bylaw adopted or amended by the shareholders shall be altered or repealed by the Board of Directors, and (b) no bylaw shall be adopted by the Directors which shall require more than a majority of the voting for a quorum at a meeting of the shareholders of the corporation or more than a majority of the votes cast to constitute action by the shareholders except where higher percentages are required by law. The bylaws may contain any provisions for the regulation and management of the affairs of the corporation not inconsistent with the Act, other applicable laws, and these Articles of Incorporation.

Vacancy in the Board of Directors. Any vacancy occurring in the Board of Directors may be filled by affirmative vote of majority of the remaining directors though less than a quorum of the Board of Directors. A director elected to fill a vacancy shall be elected for the unexpired term of his predecessor in office. Any directorship to be filled by reason of an increase in the number of directors shall also be filled by the Board of Directors, such appointment to be until the next annual meeting as a special meeting of the shareholders called for the purpose of electing a director to the office so created.

Shareholders of Record. The name and address of each shareholder of record of the capital stock of the corporation as they appear in the stock records of the corporation shall be conclusive evidence as to who are the shareholders who are entitled to receive notice of any meetings of the shareholders, to vote at such meetings, to examine a complete list of the shareholders who may be entitled to vote at any such meeting and to own, enjoy and exercise any other rights and privileges which are based upon the ownership of these shares of common stock of the corporation.

Books and Records. The corporation shall keep complete and correct books and records of account and shall keep minutes of the proceedings of its shareholders and the Board of Directors and shall keep at its registered office or principal place of business or at the office of its transfer agent or registrar a record of its shareholders giving the names and addresses of all shareholders and the number of shares of the corporation held by each. No shareholder shall have the right to inspect any such books and records except as conferred by the Act or other applicable law unless authorized to do so by a resolution or resolutions of the shareholders or the Board of Directors.

Working Capital. The Board of Directors of the corporation shall have the power from time to time to fix and determine and to vary the amount which is to be reserved by the corporation as working capital and before the payment of any dividends or the making of any distribution of profits it may from time to time in

its absolute discretion determine to be proper whether as a reserve fund to meet contingencies or for the equalizing of dividends of the repairing or maintaining of any property of the corporation or for an addition to stated capital, capital surplus or earned surplus or for any corporate purpose which the Board of Directors shall deem to be in the best interest of the corporation subject only to such limitations as the bylaws of the corporation may from time to time impose.

Compensation of Directors. The Board of Directors of the corporation may, provided the bylaws of the corporation so provide,make provision for reasonable compensation of its members for their services as directors and establish the basis upon which such compensation to its members for their services as directors and establish the basis upon which such compensation shall be paid. Any directors of the corporation may also serve the corporation in any other capacity and receive proper compensation therefor.

Qualification of Directors. The directors of this corporation need not be stockholders.

Number of Directors. The exact number of directors may from time to time be specified by the bylaws at not less than three nor more than fifteen. When the bylaws do not specify the exact number of directors, the number of directors shall be three.

Reliance Upon Others. A director shall be fully protected in relying in good faith upon the books of account of the corporation or statements prepared by any of its officials as to

the value and amount of assets, liabilities or net profits of the corporation or any other facts pertinent to the existence and amount of surplus or other funds from which dividends might properly be declared and paid.

Reliance Upon Others-Prudent Conduct. No person shall be liable to the corporation for any loss or damage suffered by it on account of any action taken or omitted to be taken by him as a director or officer of the corporation in good faith if such person (a) exercised or used the same degree of care and skill as a prudent man would have exercised or used under the circumstances in the conduct of his own affairs, or (b) took or omitted to take such action in reliance upon advice of counsel for the corporation which he had reasonable grounds to believe or upon a financial statement of the corporation prepared by an officer or employee of the corporation in charge of its accounts or certified by a public accountant or firm of public accountants.

Contracts with Interested Directors, Disclosure and Voting. A director of the corporation shall not in the absence of fraud be disqualified by his office from dealing or contracting with the corporation either as a vendor, purchaser or otherwise nor in the absence of fraud shall insofar as permitted by the Act or any other applicable statute, any transaction or contract of the corporation be void or voidable or affected by reason of the fact that any director or any firm of which a director is a member of any corporation of which any director is an officer, director or stockholder is in any way interested in such transaction or

contract, provided that at the meeting of the Board of Directors or of a committee thereof having authority in the premises to authorize or confirm such contract or transaction, the interest of such director, firm or corporation is disclosed or made known and there shall be present a quorum of the Board of Directors or of the directors constituting such committee and such contract or transaction shall be approved by a majority of such quorum, which majority shall consist of directors not so interested or connected. Nor shall any director be liable to account to the corporation for any profit realized by him from or through any such transaction or contract of the corporation, ratified or approved as herein provided, by reason of the fact that he or any firm of which he is a member or any corporation of which he is a stockholder, director or officer was interested in such transaction or contract. Directors so interested may be counted when present at meetings of the Board of Directors or of such committee for the purpose of determining the existence of a quorum. Each and every person who is or may become a director of the corporation is hereby relieved from any liability that might otherwise exist from those contracting with the corporation for the benefit of himself or any firm, association or corporation or of the Board of Directors or of any committee which shall be ratified by a majority in the interest of a quorum of the stockholders having voting power, shall be as valid and as binding as though ratified by each and every stockholder of the corporation, but this shall not be constituted as requiring the

submission of any contract to the stockholders for approval.

Indemnification of Directors. The corporation shall indemnify any and all persons who may serve or who have served at any time as directors or officers, or who at the request of the Board of Directors of the corporation may serve or at any time have served as directors or officers of another corporation in which the corporation at such time owned or may own shares of stock or of which it was or may be a creditor, and their respective heirs, administrators, successors and assigns, against any and all expenses, including amounts paid upon judgments, counsel fees, and amounts paid in settlement before or after suit is commenced, actually and necessarily incurred by such person in connection with the defense or settlement of any claim, action, suit or proceeding in which they, or any of them are made parties or a party or which may be asserted against them or any of them by reason of being or having been directors or officers or a director or officer of the corporation, or of such other corporation, except in relation to matters as to which any such director or officer former director or officer or person shall be adjudged in any action, suit or proceeding to be liable for his own negligence or misconduct in the performance of his duty. Such indemnification shall be in addition to any other rights to which those indemnified may be entitled under any law, bylaw, agreement, vote of stockholders or otherwise.

Ratification of Acts of Directors. The directors may submit any contract or transaction for approval at any annual meeting of

the stockholders or at any special meeting of the stockholders called for that purpose; and any contract or transaction so approved by a majority vote of a quorum of the stockholders at such meeting shall be binding upon the corporation and all of its stockholders, whether or not the contract or transaction would otherwise be subject to attack because of the interest of any of the directors of the corporation or for any other reason.

Requirements for Management. The corporation may issue and sell its authorized shares from time to time, in the absence of fraud, for such considerations as may from time to time be fixed by the Board of Directors.

Issuance of Shares. The corporation may issue and sell its authorized shares from time to time, in the absence of fraud, for such consideration as may from time to time be fixed by the Board of Directors, but in no event for less than par value.

Amendments of these Articles of Incorporation. The corporation reserves the right to amend, alter or repeal or to add any provisions to these Articles of Incorporation in any manner now or hereafter prescribed by the Act and any amendment thereto or by the provisions of any other applicable law and all rights conferred upon the shareholders of the corporation by these Articles of Incorporation and amendments hereto are granted subject only to this reservation.

ARTICLE IX

Registered Office. The address of the initial registered office of the corporation is:

3801 Royal Crest Street #5
Clark County
Las Vegas, Nevada 89119

Registered Agent. The name of the initial registered agent of the Corporation at such address is: Frank Mihalka.

ARTICLE X

Initial Board of Directors. The initial Board of Directors of the Corporation shall consist of three members and their respective names and addresses are:

Name	Address
Ivan R. Harry	4189 South 4080 West #128 West Valley City, UT 84120
Dan Shuput	259 East 4050 South #4 Murray, UT 84107
Ralph L. Jensen	3769 South Loretta Drive Salt Lake City, UT 84106

which directors shall hold office until the first meeting of shareholders of the Corporation and until their successors shall have been elected and qualified.

Subsequent Board of Directors. At the first meeting of the shareholders of the Corporation and at each annual meeting thereafter, the shareholders shall elect directors to hold office until the next succeeding annual meeting of the shareholders. Each director so elected shall hold office for the term for which he is elected and until his successor shall have been elected and

qualified. Directors need not be residents of the State of Nevada or shareholders of the Corporation.

ARTICLE XI

The name of each incorporator and their addresses are:

Name	Address
Ivan R. Harry	4189 South 4080 West #128 West Valley City, UT 84120
Dan Shuput	259 East 4050 South #4 Murray, UT 84107
Ralph L. Jensen	3769 South Loretta Drive Salt Lake City, UT 84106

DATED this 28 day of DEC, 1990.

Ivan R. Harry

Dan Shuput

Ralph L. Jensen

RECEIVED

JAN 1 0 1991

SECRETARY OF STATE

STATE OF UTAH)
) ss.
County of Salt Lake)

On this 28 day of Dec, 1990, personally appeared before me IVAN R. HARRY, one of the signers of the above and foregoing Articles of Incorporation, who duly acknowledged to me that the executed the same.

Notary Public
Residing at: SL
My commission expires: 1994

NOTARY PUBLIC
DEAN D. DEGRAW
6650 West 4535 So.
W.V.C., UT 84120
COMMISSION EXPIRES
MARCH 16, 1994
STATE OF UTAH

STATE OF UTAH)
) ss.
County of Salt Lake)

On this 28 day of Dec, 1990, personally appeared before me DAN SHUPUT, one of the signers of the above and foregoing Articles of Incorporation, who duly acknowledged to me that the executed the same.

Notary Public
Residing at: ______
My commission expires: ______

NOTARY PUBLIC
DEAN D. DEGRAW
6650 West 4535 So.
W.V.C., UT 84120
COMMISSION EXPIRES
MARCH 16, 1994
STATE OF UTAH

STATE OF UTAH)
) ss.
County of Salt Lake)

On this 24 day of Dec, 1990, personally appeared before me RALPH L. JENSEN, one of the signers of the above and foregoing Articles of Incorporation, who duly acknowledged to me that the executed the same.

Notary Public
Residing at: Salt Lake
My commission expires: 8-31-93

Notary Public
HENRY V. C...
... East ...
Salt Lake City, U...
My Commission ...
August 31, 1993
State of Utah

RECEIVED
JAN 10 1991
SECRETARY OF STATE

STATE OF NEVADA

Secretary Of State

FILED
IN THE OFFICE OF THE
SECRETARY OF STATE OF THE
STATE OF NEVADA

JAN 11 1991

CHERYL A. LAU SECRETARY OF STATE

CERTIFICATE OF ACCEPTANCE OF APPOINTMENT BY RESIDENT AGENT

No. 223-91

IN THE MATTER OF INDUSTRIES INTERNATIONAL INCORPORATED
(Name of corporation)

I, FRANK MIHALKA (Name of Resident Agent), with address at Suite #6,

Street 3801 ROYAL CREST STREET,

Town of LAS VEGAS, County of CLARK, State of Nevada, hereby accept the appointment as Resident Agent of the above-entitled corporation in accordance with NRS 78.090.

FURTHERMORE, that the principal office in this state is located at Suite #6,

Street 3801 ROYAL CREST STREET,

Town of LAS VEGAS, County of CLARK

State of Nevada.

RECEIVED
JAN 10 1991
SECRETARY OF STATE

IN WITNESS WHEREOF, I have hereunto set my hand this 28th day of December, 19 90.

x Frank Mihalka
Resident Agent

NRS 78.090 [illegible]

FILED # C20391

APR 14 2003

AMENDED AND RESTATED

ARTICLES OF INCORPORATION

OF

INDUSTRIES INTERNATIONAL, INCORPORATED

* * * * *

FIRST: The name of the corporation is Industries International, Incorporated (the "Corporation"). The Corporation's original Articles of Incorporation was filed with the Secretary of State of the State of Nevada on January 11, 1991.

SECOND: On February 28, 2003, in the manner prescribed by Sections 78.315 and 78.390 of the Nevada General Corporation Law, this Amended and Restated Articles of Incorporation was duly adopted by written consent of the Board of Directors and on April 7, 2003, in the manner prescribed by Section 78.385 of the Nevada General Corporation Law, was duly adopted, at a duly noticed special meeting of the stockholders, by the holders of at least a majority of the outstanding capital stock of the Corporation. This Amended and Restated Articles of Incorporation shall supersede the original Articles of Incorporation and all amendments thereto.

THIRD: The Articles of Incorporation of the Corporation is amended and restated in its entirety as follows:

FIRST: The name of the corporation is Industries International, Incorporated.

SECOND: The address of the registered office of the Corporation in the State of Nevada is located at 318 North Carson Street #208, Carson City, Nevada 89701. The name of the registered agent at that address is Paracorp Incorporated.

THIRD: The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under Chapter 78 of the Nevada General Corporation Law.

FOURTH: The Corporation is authorized to issue two classes of stock to be designated, respectively, preferred stock ("Preferred Stock") and common stock ("Common Stock"). The total number of shares of capital stock that the Corporation is authorized to issue is 510,000,000. The total number of shares of Common Stock the Corporation shall have the authority to issue is 500,000,000, par value $0.01 per share. The total number of shares of Preferred Stock that the Corporation shall have the authority to issue is 10,000,000, par value $0.01 per share. The Corporation's capital stock may be sold from time to time for such consideration as may be fixed by the Board of Directors, provided that no consideration so fixed shall be less than par value.

The Board of Directors of the Corporation is expressly authorized, subject to limitations prescribed by law and the provisions of this Article Fourth, to provide for the issuance of the shares of Preferred Stock from time to time in one or more series, and by filing a certificate pursuant to the Nevada General Corporation Law, to fix the number of shares and to determine or alter for each such series, such voting powers, full or limited, or no voting powers, and such designations, preferences, and relative, participating, optional, or other rights and such qualifications, limitations, or restrictions thereof, as shall be stated and expressed in the resolution or resolutions adopted by the Board of Directors providing for the issuance of such shares as may be permitted by the Nevada General Corporation Law.

FIFTH: The election of directors need not be by written ballot unless otherwise provided by the By-laws of the Corporation.

SIXTH: The Board of Directors of t... Corporation is authorized and empowered from time to time in its discretion to make, alter, amend or repeal the By-laws of the Corporation, except as such power may be restricted or limited by the Nevada General Corporation Law.

SEVENTH: Anything to the contrary in this Amended and Restated Articles of Incorporation notwithstanding, no director shall be liable personally to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, provided, however, that nothing in this paragraph shall eliminate or limit the liability of a director (i) for any breach of such director's duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 78.300 of the Nevada General Corporation Law, or (iv) for any transaction from which such director derived an improper personal benefit. If the Nevada General Corporation Law is amended after approval by the stockholders of this article to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the Nevada General Corporation Law, as so amended.

Any repeal or modification of the foregoing paragraph by the stockholders of the Corporation shall not adversely affect any right or protection of a director of the Corporation existing at the time of such repeal or modification.

EIGHTH: The Corporation shall indemnify, in the manner and to the fullest extent permitted by law, each person (or the estate of any such person) who was or is a party to, or is threatened to be made a party to, any threatened, pending or completed action, suit or proceeding, whether or not by or in the right of the Corporation, and whether civil, criminal, administrative, investigative or otherwise, by reason of the fact that such person is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other

enterprise. The indemnification provided for herein shall be made only as authorized in the specific case upon a determination, in the manner provided by law, that indemnification of the director, officer, employee or agent is proper under the circumstances. The Corporation may, to the fullest extent permitted by law, purchase and maintain insurance on behalf of any such person against any liability that may be asserted against such person. To the fullest extent permitted by law, the indemnification provided herein shall include expenses (including attorneys' fees), judgments, fines and amounts paid in settlement, and, in the manner provided by law, any such expenses shall be paid by the Corporation in advance of the final disposition of such action, suit or proceeding. The indemnification provided herein shall not be deemed to limit the right of the Corporation to indemnify any other person for any such expenses to the fullest extent permitted by law, nor shall it be deemed exclusive of any other rights to which any person seeking indemnification from the Corporation may be entitled under any agreement, vote of stockholders or disinterested directors or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office. Such indemnification shall continue as to a person who has ceased to be a director, officer employee or agent and shall inure to the benefit of the heirs, executors and administrators of such person.

FOURTH: The foregoing amendment and restatement of the Articles of Incorporation shall supersede the original Articles of Incorporation of the Corporation and all amendments thereto.

IN WITNESS WHEREOF, the undersigned corporation has caused this Amended and Restated Articles of Incorporation to be signed by a duly authorized officer this 7th day of April, 2003.

INDUSTRIES INTERNATIONAL, INC.

By: ______________________

Name: Mr. Weijiang Yu

Title: President

Received Apr-11-03 09:00 From-852 28277733 To- Richardson & Patel Page 002

IN WITNESS WHEREOF, the undersigned corporation has caused this Amended and Restated Articles of Incorporation to be signed by a duly authorized officer this 7th day of April, 2003.

INDUSTRIES INTERNATIONAL, INC.

By: ______________________

Name: Mr. Weijiang Yu

Title: President

FILED # C 203-91
JUN 0 2 2003
IN THE OFFICE OF DEAN HELLER, SECRETARY OF STATE

STATE OF NEVADA

CERTIFICATE PURSUANT TO

SECTION 78.209 OF THE NEVADA

GENERAL CORPORATION LAW

INDUSTRIES INTERNATIONAL INCORPORATED, a corporation organized under and by virtue of the Nevada General Corporation Law (the "Corporation"), pursuant to Sections 78.385, 78.207 and 78.209 of the Nevada General Corporation Law,

DOES HEREBY CERTIFY:

FIRST: On May 12, 2003, the Board of Directors of this Corporation, acting by written consent in accordance with Sections 78.207 and 78.315 of the Nevada General Corporation Law, duly adopted resolutions whereby (i) every four issued and outstanding shares of common stock of the Corporation be automatically combined into one share of common stock of the Corporation (the "Reverse Stock Split") and (ii) the Articles of Incorporation be amended to correspondingly reduce the authorized number of shares of each class and series .

SECOND: Prior to the Reverse Stock Split, the total current number of shares that the Corporation is authorized to issue is 510,000,000. The total number of shares of common stock that the Corporation is authorized to issue is 500,000,000, par value $0.01 per share. The total number of shares of preferred stock that the Corporation is authorized to issue is 10,000,000, par value $0.01 per share.

THIRD: Upon effectiveness of the Reverse Stock Split, the total current number of shares that the Corporation is authorized to issue is 127,500,000. The total number of shares of common stock that the Corporation is authorized to issue after the Reverse Stock Split is 125,000,000, par value $0.01 per share. The total number of shares of preferred stock that the Corporation is authorized to issue after the Reverse Stock Split is 2,500,000, par value $0.01 per share.

FOURTH: Upon effectiveness of the Reverse Stock Split, each registered stockholder will have their shares of the Corporation's common stock combined, via mandatory stock exchange, receiving one share of the Corporation's common stock for every four shares of the Corporation's common stock that such a stockholder then owns. Prior to the Reverse Stock Split becoming effective, as of May 22, 2003, there are 61,260,748 shares of the Corporation's common stock issued and outstanding. After the reverse stock split becomes effective, there will be 15,315,187 shares of the Company's common stock outstanding.

FIFTH: Fractional shares will be rounded to whole shares upon effectiveness of the Reverse Stock Split. Less than 1% of the outstanding shares will be effected with regards to fractional shares.

SIXTH: Stockholder approval for this Reverse Stock Split was not necessary pursuant to Section 78.207 of the Nevada General Corporate Law.

SEVENTH: The change in the number of shares that the Corporation is authorized to issue and the number of shares of common stock and preferred stock outstanding shall become effective at the 5:00pm eastern standard time on June 2, 2003.

EIGHTH: Pursuant to Section 78.207 and in furtherance of the Reverse Stock Split, the Corporation amends Article FOURTH and is restated in its entirety as follows:

> "FOURTH. The Corporation is authorized to issue two classes of stock to be designated, respectively, preferred stock ("Preferred Stock") and common stock ("Common Stock"). The total number of shares of capital stock that the Corporation is authorized to issue is 127,500,000. The total number of shares of Common Stock the Corporation shall have the authority to issue is 125,000,000, par value $0.01 per share. The total number of shares of Preferred Stock that the Corporation shall have the authority to issue is 2,500,000, par value $0.01 per share. The Corporation's capital stock may be sold from time to time for such consideration as may be fixed by the Board of Directors, provided that no consideration so fixed shall be less than par value.
>
> The Board of Directors of the Corporation is expressly authorized, subject to limitations prescribed by law and the provisions of this Article Fourth, to provide for the issuance of the shares of Preferred Stock from time to time in one or more series, and by filing a certificate pursuant to the Nevada General Corporation Law, to fix the number of shares and to determine or alter for each such series, such voting powers, full or limited, or no voting powers, and such designations, preferences, and relative, participating, optional, or other rights and such qualifications, limitations, or restrictions thereof, as shall be stated and expressed in the resolution or resolutions adopted by the Board of Directors providing for the issuance of such shares as may be permitted by the Nevada General Corporation Law.

IN WITNESS WHEREOF, the undersigned corporation has caused this Certificate of Amendment of Articles of Incorporation to be signed by a duly authorized officer as of this 29th day of May, 2003.

INDUSTRIES INTERNATIONAL INCORPORATED

By: [signature]
Weijang [illegible] President

RESTATED AND AMENDED ARTICLES OF INCORPORATION

INDUSTRIES INTERNATIONAL, INC.

ARTICLE I
(Corporate Name)

The name of this corporation shall be:

SIPP INTERNATIONAL INDUSTRIES, INC.

ARTICLE II
(Duration)

This corporation shall have perpetual existence.

ARTICLE III
(Purposes)

The purpose of this corporation is to engage in any lawful act or activity for which a corporation may be organized under the laws of the State of Nevada other than the banking business, the trust company business, the insurance business or the practice of a profession permitted to be incorporated under the laws of the State of Nevada.

ARTICLE IV
(Shares)

The aggregate number of shares which the corporation shall have authority to issue, including the classes thereof and special provisions, are as follows: 260,000,000 shares; 250,000,000 shares of voting, common stock, with a par value of $0.001 and 10,000,000 shares of preferred stock, with a par value of $0.001. The shares of preferred stock may be issued in a series of designations. The shareholders shall not have the right to accumulate votes in the election of directors with respect to shares of common stock in the corporation. Each share of common stock shall be entitled to one vote. The holders of the shares of preferred stock are entitled to receive the net assets of the corporation upon dissolution. The Board of Directors are entitled to restructure the issued and outstanding shares of stock with respect to a forward or reverse split, without a formal shareholders meeting, general or special meeting, providing that fifty percent (50%) of

the shareholders agree to the share reorganization within the limits of the share capitalization of 250,000,000 shares of voting, common stock. Such shareholder vote may be obtained by telefax or other means of communication to obtain the shareholder's vote. When, as and if the shareholders of the Corporation vote to restructure the Corporation's issued and outstanding shares of common stock by either a forward (up to the authorized share capital) or reverse split of the issued and outstanding shares of common stock, the authorized capital remains the same and does not forward or reverse split along the issued and outstanding shares of common stock.

ARTICLE V
(Directors)

The initial number of directors and original incorporators of this corporation shall be one (1), whose name and address is as follows:

David Goldberg, President, Board Chairman
C/o Nevada Business Services
1805 North Carson, #188
Carson City, Nevada 8970

ARTICLE VI
(By-laws)

The authority to make By-laws for the corporation is hereby expressly vested in the Board of Directors of this corporation, subject to the power of the majority of the shareholders to change or repeal such By-laws. Any such change in the By-laws must be in agreement by the majority (fifty percent or more) of the shareholders. The Board of Directors shall not make or alter any By-laws fixing their qualifications, classifications, terms of office or extraordinary powers without first securing the approval of the majority (fifty percent or more) of the shareholders. Such majority approval may be obtained by the Board of Directors without the necessity of a Special or Extraordinary General Meeting of the corporation's shareholders. Such majority shareholder approval may be obtained by written proxy statement or a polling of the shareholders by telephone or telefax.

ARTICLE VII
(Amendment to Articles of Incorporation)

The Board of Directors reserves the right to amend, alter, change, or repeal any provision contained in these Articles of Incorporation in the manner now or hereafter prescribed by statute, and all rights conferred on the corporation herein are granted subject to this reservation.

BARBARA K. CEGAVSKE
Secretary of State

KIMBERLEY PERONDI
Deputy Secretary for
Commercial Recordings

STATE OF NEVADA

OFFICE OF THE
SECRETARY OF STATE

Commercial Recordings Division
202 N. Carson Street
Carson City, NV 89701
Telephone (775) 684-5708
Fax (775) 684-7138

North Las Vegas City Hall
2250 Las Vegas Blvd North, Suite 400
North Las Vegas, NV 89030
Telephone (702) 486-2880
Fax (702) 486-2888

Certified Copy

9/6/2019 11:03:12 AM

Work Order Number: W2019090600636
Reference Number: 20190143689
Through Date: 9/6/2019 11:03:12 AM
Corporate Name: SIPP INTERNATIONAL INDUSTRIES, INC.

The undersigned filing officer hereby certifies that the attached copies are true and exact copies of all requested statements and related subsequent documentation filed with the Secretary of State's Office, Commercial Recordings Division listed on the attached report.

Document Number	Description	Number of Pages
20190143664	Certificate of Reinstatement	3

Respectfully,

BARBARA K. CEGAVSKE
Nevada Secretary of State

Certified By: Colleen Metzger
Certificate Number: B20190906203512
You may verify this certificate
online at http://www.nvsos.gov

Filed in the Office of	Business Number C203-1991
Barbara K. Cegavske	Filing Number 20190143664
Secretary State Of Nevada	Filed On 9/6/2019 10:02:00 AM
	Number of Pages 3

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov
www.nvsilverflume.gov

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Reinstatement/Revival

NRS 78, 78A, 80, 81, 82, 84, 86, 87, 87A, 88, 88A and 89

[X] Reinstatement [ ] Revival

TYPE OR PRINT - USE DARK INK ONLY - DO NOT HIGHLIGHT

1. Entity Information:	Name of entity as on file with the Nevada Secretary of State: SIPP INTERNATIONAL INDUSTRIES, INC. Entity or Nevada Business Identification Number (NVID): C203-1991
2. Registered Agent for Service of Process: (Check only one box)	[X] Commercial Registered Agent:(name only below) [ ] Noncommercial Registered Agent (name and address below) [ ] Office or Position with Entity (title and address below) NEVADA AGENCY AND TRANSFER COMPANY Name of Registered Agent OR Title of Office or Position with Entity Street Address: ______ City: ______ Nevada Zip Code: ______ Mailing Address (if different from street address): ______ City: ______ Nevada Zip Code: ______
2a. Certificate of Acceptance of Appointment of Registered Agent: (Include "Registered Agent Acceptance/ Statement of Change" form if needed for signature)	*I hereby accept appointment as Registered Agent for the above named Entity. If the registered agent is unable to sign the Articles of Incorporation, submit a separate signed Registered Agent Acceptance form.* X [signature] Date: 8/30/2019 Authorized Signature of Registered Agent or On Behalf of Registered Agent Entity
3. Date When Revival is to Commence:	Date when revival of charter is to commence or be effective, which may be before the date of the certificate: 8/30/2019
4. Duration of Revival: (A date is required for entities under NRS 88)	Indicate whether or not the revival is to be perpetual, and, if not perpetual, the time for which the revival is to continue. Limited Partnership under NRS 88 must indicate a date. The corporation's existence shall be: PERPETUAL or ______
5. Current List: Reinstatements: List of Officers, Managers, Managing Members, General Partners, Managing Partners,Trustee or Subscribers Revivals: List of Officers, Managers, Managing Members, General Partners, Managing Partners or Trustee	CORPORATION, INDICATE THE PRESIDENT, OR EQUIVALENT OF: Title: ______ Name: DAVID LAZAR Country: ______ Address: 50 WEST LIBERTY ST SUITE 880 City: RENO State: NV Zip/Postal Code: 89501 CORPORATION, INDICATE THE SECRETARY, OR EQUIVALENT OF: Title: ______ Name: DAVID LAZAR Country: ______ Address: 50 WEST LIBERTY ST SUITE 880 City: RENO State: NV Zip/Postal Code: 89501 CORPORATION, INDICATE THE TREASURER, OR EQUIVALENT OF: Title: ______ Name: DAVID LAZAR Country: ______ Address: 50 WEST LIBERTY ST SUITE 880 City: RENO State: NV Zip/Postal Code: 89501

(Continued on next page)

This form must be accompanied by appropriate fees.

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov
www.nvsilverflume.gov

Certificate of Reinstatement/Revival

NRS 78, 78A, 80, 81, 82, 84, 86, 87, 87A, 88, 88A and 89

5. Current List Continued:

CORPORATION, INDICATE THE DIRECTOR:

Name	Country
DAVID LAZAR	

Address	City	State	Zip/Postal Code
50 WEST LIBERTY ST SUITE 880	RENO	NV	89501

FOR CORPORATION SOLE, INDICATE THE SUBSCRIBER/SUCCESSOR:

Name	Country

Address	City	State	Zip/Postal Code

6. Statement of Fact: (Revivals only, select one. Entities under NRS 84 cannot revive)

☐ Revival pursuant to 78.730 or 81.010: (check one)

The undersigned declare that the corporation desires to revive its corporate charter and is, or has been, organized and carrying on the business authorized by its existing or original charter and amendments thereto, and desires to continue through revival its existence pursuant to and subject to the provisions of Chapters 78 and/or 81

- ☐ The undersigned declare that they have obtained written consent of the stockholders of the corporation holding at least a majority of the voting power and that this consent was secured; furthermore, that they are the person(s) designated or appointed by the stockholders of the corporation to revive the corporation.
- ☐ The undersigned declare that they are the person(s) who have been designated by a majority of the directors in office to sign this certificate and that no stock has been issued. Membership approval not required under NRS 81.010(2).

☐ Revival pursuant to 80:

The undersigned declare that the corporation desires to revive its qualification to do business and is, or has been, organized and carrying on the business authorized by its existing or original qualification and amendments thereto, and desires to continue through revival its existence pursuant to and subject to the provisions of Chapter 80.

- ☐ The undersigned declare that they have obtained written consent of the stockholders of the corporation holding at least a majority of the voting power and that this consent was secured; furthermore, that they are the person(s) designated or appointed by the stockholders of the corporation to revive the qualification.
- ☐ The undersigned declare that they are the person(s) who have been designated by a majority of the directors in office to sign this certificate and that no stock has been issued.

☐ Revival pursuant to 82:

The undersigned declare that the corporation desires to revive its corporate charter and is, or has been, organized and carrying on the business authorized by its existing or original charter and amendments thereto, and desires to continue through revival its existence pursuant to and subject to the provisions of Chapters 81 and 82.

This certificate must be executed by the President or Vice President **AND** Secretary or Assistant Secretary.

The undersigned declare that the execution and filing of this certificate has been approved unanimously by the last-appointed surviving directors of the corporation and the unanimous consent has been secured:

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov
www.nvsilverflume.gov

Certificate of Reinstatement/Revival

NRS 78, 78A, 80, 81, 82, 84, 86, 87, 87A, 88, 88A and 89

6. Statement of Fact Continued:
(Revivals only, select one. Entities under NRS 84 cannot revive)

☐ Revival pursuant to 86.580:
The undersigned declare that the limited-liability company desires to revive its charter and is, or has been, organized and carrying on the business authorized by its existing or original charter and amendments thereto, and desires to continue through revival its existence pursuant to and subject to the provisions of Chapter 86.

The undersigned declares that he has been designated or appointed by the members to sign this certificate. Furthermore, the execution and filing of this certificate has been approved and secured by the written consent of a majority of the members.

☐ Revival pursuant to 86:
The undersigned declare that the foreign limited-liability company desires to revive its registration and is, or has been, organized and carrying on the business authorized by its existing or original registration and amendments thereto, and desires to continue through revival its existence pursuant to and subject to the provisions of NRS 86.5467.

The undersigned declares that he/she has obtained approval by written consent of the majority in interest and that this consent was secured.

☐ Revival pursuant to 87, 87A, 88 or 88A:
The undersigned declare that the limited partnership, limited-liability partnership, limited-liability limited partnership or business trust desires to revive its certificate and is, or has been, organized and carrying on the business authorized by its existing or original certificate and amendments thereto, and desires to continue through revival its existence pursuant to and subject to the provisions of Chapter 87, 87A, 88 or 88A.

The undersigned declares that he/she has been designated or appointed by the general partners, managing partners or trustees to sign this certificate. Furthermore, the execution and filing of this certificate has been approved and secured by the written consent of the general partners or managing partners holding at least a majority of the voting powers.

☐ Revival pursuant to 89:
The undersigned declare that the professional association desires to revive its articles of association and is, or has been, organized and carrying on the business authorized by its existing or original articles of association and amendments thereto, and desires to continue through revival its existence pursuant to and subject to the provisions of Chapter 89.

The undersigned declares that he/she has been designated or appointed by the members to sign this certificate. Furthermore, the execution and filing of this certificate has been approved and secured by the written consent of the holders of a membership interest in the professional association holding at least a majority of voting power.

7. Signatures:
(Required)

I declare under the penalty of perjury that the reinstatement/revival has been authorized by a court of competent jurisdiction or by the duly selected manager or managers of the entity or if the entity has no managers, its managing members.

I declare, to the best of my knowledge under penalty of perjury, that the information contained herein is correct and acknowledge that pursuant to NRS 239.330, it is a category C felony to knowingly offer any false or forged instrument for filing in the Office of the Secretary of State.

X David Lazar — CEO — 08/29/2019
Signature of Officer, Manager, Managing Member, General Partner, Managing Partner, Trustee, or Authorized Signer — Title — Date

X ______________________
Signature of Officer, Manager, Managing Member, General Partner, Managing Partner, Trustee, or Authorized Signer — Title — Date

FORM WILL BE RETURNED IF UNSIGNED.

BARBARA K. CEGAVSKE
Secretary of State

KIMBERLEY PERONDI
Deputy Secretary for
Commercial Recordings

STATE OF NEVADA

OFFICE OF THE
SECRETARY OF STATE

Commercial Recordings Division
202 N. Carson Street
Carson City, NV 89701
Telephone (775) 684-5708
Fax (775) 684-7138

North Las Vegas City Hall
2250 Las Vegas Blvd North, Suite 400
North Las Vegas, NV 89030
Telephone (702) 486-2880
Fax (702) 486-2888

Certified Copy

9/6/2019 11:07:31 AM

Work Order Number: W2019090600636
Reference Number: 20190143706
Through Date: 9/6/2019 11:07:31 AM
Corporate Name: SIPP INTERNATIONAL INDUSTRIES, INC.

The undersigned filing officer hereby certifies that the attached copies are true and exact copies of all requested statements and related subsequent documentation filed with the Secretary of State's Office, Commercial Recordings Division listed on the attached report.

Document Number	Description	Number of Pages
20190143701	Certificate of Amendment by Custodian	1

Respectfully,

BARBARA K. CEGAVSKE
Nevada Secretary of State

Certified By: Colleen Metzger
Certificate Number: B20190906203532
You may verify this certificate
online at http://www.nvsos.gov

Filed in the Office of	Business Number C203-1991
Barbara K. Cegavske	Filing Number 20190143701
Secretary State Of Nevada	Filed On 9/6/2019 10:02:00 AM
	Number of Pages 1

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Certificate of Amendment by Custodian

NRS 78.347

TYPE OR PRINT - USE DARK INK ONLY - DO NOT HIGHLIGHT

INSTRUCTIONS:

1. Enter the current name as on file with the Nevada Secretary of State and enter the Entity or Nevada Business Identification Number (NVID).

2. Enter any criminal, administrative, civil or National Assoc. of Securities Dealers, inc., violations, investigations or convictions concerning the custodian or affiliates.

3. Custodian statement affirming reasonable attempts were made to contact officers and/or directors of the corporation.

4. Must be signed by Authorized Signer. Form will be returned if unsigned.

1. Entity Information:	Name of entity as on file with the Nevada Secretary of State: SIPP INTERNATIONAL INDUSTRIES, INC. Entity or Nevada Business Identification Number (NVID): C203-1991
2. Disclosures:	Any previous criminal, administrative, civil or National Association of Securities Dealers, Inc., or Securities and Exchange Commission investigations, violations or convictions concerning the custodian and any affiliate of the custodian are disclosed as follows: NONE
3. Custodian Statement:	Reasonable attempts were made to contact the officers or directors of the corporation to request that the corporation comply with corporate formalities and to continue its business. I am continuing the business and attempting to further the interests of the shareholders. I will reinstate or maintain the corporate charter.
4. Signature: (Required)	I declare, to the best of my knowledge under penalty of perjury, that the information contained herein is correct and acknowledge that pursuant to NRS 239.330, it is a category C felony to knowingly offer any false or forged instrument for filing in the Office of the Secretary of State. X David Lazar — Signature 08/29/2019 — Date

This form must be accompanied by appropriate fees.

Filed in the Office of	Business Number C203-1991
Barbara K. Cegavske	Filing Number 20190229834
Secretary of State State Of Nevada	Filed On 10/17/2019 2:40:00 PM
	Number of Pages 9

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Certificate, Amendment or Withdrawal of Designation

NRS 78.1955, 78.1955(6)

☒ Certificate of Designation
☐ Certificate of Amendment to Designation - Before Issuance of Class or Series
☐ Certificate of Amendment to Designation - After Issuance of Class or Series
☐ Certificate of Withdrawal of Certificate of Designation

TYPE OR PRINT - USE DARK INK ONLY - DO NOT HIGHLIGHT

1. Entity information:	Name of entity: SIPP INTERNATIONAL INDUSTRIES, INC. Entity or Nevada Business Identification Number (NVID): C203-1991
2. Effective date and time:	For Certificate of Designation or Amendment to Designation Only (Optional): Date: Time: (must not be later than 90 days after the certificate is filed)
3. Class or series of stock: (Certificate of Designation only)	The class or series of stock being designated within this filing: Series A Preferred Stock
4. Information for amendment of class or series of stock:	The original class or series of stock being amended within this filing:
5. Amendment of class or series of stock:	☐ Certificate of Amendment to Designation- Before Issuance of Class or Series As of the date of this certificate no shares of the class or series of stock have been issued. ☐ Certificate of Amendment to Designation- After Issuance of Class or Series The amendment has been approved by the vote of stockholders holding shares in the corporation entitling them to exercise a majority of the voting power, or such greater proportion of the voting power as may be required by the articles of incorporation or the certificate of designation.
6. Resolution: Certificate of Designation and Amendment to Designation only)	By resolution of the board of directors pursuant to a provision in the articles of incorporation this certificate establishes OR amends the following regarding the voting powers, designations, preferences, limitations, restrictions and relative rights of the following class or series of stock.* RESOLVED, that, pursuant to the authority granted to and vested in the Board by the provisions of the articles of (continued, see attached)
7. Withdrawal:	Designation being Withdrawn: Date of Designation: No shares of the class or series of stock being withdrawn are outstanding. The resolution of the board of directors authorizing the withdrawal of the certificate of designation establishing the class or series of stock: *
8. Signature: (Required)	X *David Lazar* Signature of Officer Date: 10/17/2019

* Attach additional page(s) if necessary
This form must be accompanied by appropriate fees.

CERTIFICATE OF DESIGNATION

OF

SIPP INTERNATIONAL INDUSTRIES, INC.

Pursuant to Section 78.1955 of the
Nevada Revised Statutes

SERIES A PREFERRED STOCK

On behalf of SIPP INTERNATIONAL INDUSTRIES, INC., a Nevada corporation (the "Corporation"), the undersigned hereby certifies that the following resolution has been duly adopted by the board of directors of the Corporation (the "Board"):

RESOLVED, that, pursuant to the authority granted to and vested in the Board by the provisions of the articles of incorporation of the Corporation (the "Articles of Incorporation"), there hereby is created, out of the Ten Million (10,000,000) shares of preferred stock, par value $0.001 per share, of the Corporation authorized by the Corporation's Articles of Incorporation ("Preferred Stock"), Series A Preferred Stock, consisting of Ten Million (10,000,000) shares, which series shall have the following powers, designations, preferences and relative participating, optional and other special rights, and the following qualifications, limitations and restrictions:

The specific powers, preferences, rights and limitations of the Series A Preferred Stock are as follows:

1. **Dividend Provisions.** Subject to the rights of any existing series of Preferred Stock or to the rights of any series of Preferred Stock which may from time to time hereafter come into existence, the holders of shares of Series A Preferred Stock shall be entitled to receive dividends, out of any assets legally available therefor, upon any payment of any dividend (payable other than in Common Stock or other securities and rights convertible into or entitling the holder thereof to receive, directly or indirectly, additional shares of Common Stock of the Corporation) on the Common Stock of the Corporation, as and if declared by the Board of Directors, as if the Series A Preferred Stock had been converted into Common Stock.

2. **Liquidation Preference.**

(a) In the event of any liquidation, dissolution or winding up of the Corporation, either voluntary or involuntary, subject to the rights of any existing series of Preferred Stock or to the rights of any series of Preferred Stock which may from time to time hereafter come into existence, the holders of the Series A Preferred Stock shall be entitled to receive, prior and in preference to any distribution of any of the assets of the Corporation to the holders of Common Stock by reason of their ownership thereof, an amount per share equal to the price per share actually paid to the Corporation upon the initial issuance of the Series A Preferred Stock (each, the "the Original Issue Price") for each share of Series A Preferred Stock then held by them, plus declared but unpaid dividends. Unless the Corporation can establish a different Original Issue Price in connection with a particular sale of Series A Preferred Stock, the Original

issue price shall be $0.001 per share for the Series A Preferred Stock. If, upon the occurrence of any liquidation, dissolution or winding up of the Corporation, the assets and funds thus distributed among the holders of the Series A Preferred Stock shall be insufficient to permit the payment to such holders of the full aforesaid preferential amounts, then, subject to the rights of any existing series of Preferred Stock or to the rights of any series of Preferred Stock which may from time to time hereafter come into existence, the entire assets and funds of the corporation legally available for distribution shall be distributed ratably among the holders of the each series of Preferred Stock in proportion to the preferential amount each such holder is otherwise entitled to receive.

(b) Upon the completion of the distribution required by Section 2(a) above and any other distribution that may be required with respect to the rights of any existing series of Preferred Stock or to the rights of any series of Preferred Stock which may from time to time hereafter come into existence, if assets remain in the Corporation, the remaining assets shall be distributed to the holders of the Common Stock until such time as the holders of the Common stock shall have received a return of the capital originally contributed thereby. Thereafter, if assets remain in the Corporation, all remaining assets shall be distributed to all holders of Common Stock and to each series of Preferred Stock, *pro rata* based on the number of shares of Common Stock held by each (assuming conversion of all such Preferred Stock into Common Stock).

(c) For purposes of this Section 2, a liquidation, dissolution or winding up of the Corporation shall be deemed to be occasioned by, or to include, (i) the acquisition of the Corporation by another entity by means of any transaction or series of related transactions (including, without limitation, any reorganization, merger or consolidation, but excluding any merger effected exclusively for the purpose of changing the domicile of the Corporation); or (ii) a sale of all or substantially all of the assets of the Corporation, unless the Corporation's stockholders of record as constituted immediately prior to such acquisition or sale will, immediately after such acquisition or sale (by virtue of securities issued as consideration for the Corporation's acquisition or sale or otherwise) hold at least fifty percent (50%) of the voting power of the surviving or acquiring entity in approximately the same relative percentages after such acquisition or sale as before such acquisition or sale.

(d) In any of the events specified in (c) above, if the consideration received by the corporation is other than cash, its value will be deemed its fair market value. Any securities shall be valued as follows:

(i) Securities not subject to investment letter or other similar restrictions on free marketability:

(A) If traded on a securities exchange, the value shall be deemed to be the average of the closing prices of the securities on such exchange over the thirty-day period ending three (3) days prior to the closing;

(B) If actively traded over-the-counter, the value shall be deemed to be the average of the closing bid or sale prices (whichever is applicable) over the thirty-day period ending three (3) days prior to the closing; and

(C) If there is no active public market, the value shall be the fair market value thereof, as determined in good faith by the Board of Directors.

(ii) The method of valuation of securities subject to investment letter or other restrictions on free marketability (other than restrictions arising solely by virtue of a stockholder's status as an affiliate or former affiliate) shall be to make an appropriate discount from the market value determined as above in (i) (A), (B) or (C) to reflect the approximate fair market value thereof, as mutually determined by the Corporation and the holders of at least a majority of the voting power of all then outstanding shares of Preferred Stock.

(iii) In the event the requirements of Section 2(c) are not complied with, the Corporation shall forthwith either:

(A) cause such closing to be postponed until such time as the requirements of this Section 2 have been complied with; or

(B) cancel such transaction, in which event the rights, preferences and privileges of the holders of the Series A Preferred Stock shall revert to and be the same as such rights, preferences and privileges existing immediately prior to the date of the first notice referred to in Section 2(c)(iv) hereof.

(iv) The Corporation shall give each holder of record of Series A Preferred Stock written notice of such impending transaction not later than twenty (20) days prior to the stockholders' meeting called to approve such transaction, or twenty (20) days prior to the closing of such transaction, whichever is earlier, and shall also notify such holders in writing of the final approval of such transaction. The first of such notices shall describe the material terms and conditions of the impending transaction and the provisions of this Section 2, and the corporation shall thereafter give such holders prompt notice of any material changes. The transaction shall in no event take place sooner than twenty (20) days after the corporation has given the first notice provided for herein or sooner than ten (10) days after the corporation has given notice of any material changes provided for herein; provided, however, that time periods set forth in this paragraph may be shortened upon the written consent of the holders of Series A Preferred Stock that are entitled to such notice rights or similar notice rights and that represent at least a majority of the voting power of all then outstanding shares of such Series A Preferred Stock.

3. **Redemption**. The Series A Preferred Stock shares are non-redeemable other than upon the mutual agreement of the Company and the holder of shares to be redeemed, and even in such case only to the extent permitted by this Certificate of Designation, the Corporation's Articles of Incorporation and applicable law.

4. **Conversion.** The holders of the Series A Preferred Stock, shall have conversion rights as follows (the "Conversion Rights"):

(a) **Right to Convert.** Subject to Section 4(c), each share of Series A Preferred Stock shall be convertible, at the option of the holder thereof, at any time after the date of issuance of such share, at the office of the Corporation or any transfer agent for such stock, into such number of fully paid and nonassessable shares of Common Stock as is determined by dividing the Original Issue Price of the Series A Preferred Stock by the Series A Conversion

Price applicable to such share, determined as hereafter provided, in effect on the date the certificate is surrendered for conversion. The initial Series A Conversion Price per share shall be $0.00002 for shares of Series A Preferred Stock.

(b) **Automatic Conversion**. Each share of Series A Preferred Stock shall automatically be converted into shares of Common Stock at the applicable Series A Conversion Price in effect for such share immediately upon the earlier of (i) except as provided below in Section 4(c), the Corporation's sale of its Common Stock in a public offering pursuant to a registration statement under the Securities Act of 1933, as amended; (ii) a liquidation, dissolution or winding up of the Corporation as defined in section 2(c) above but subject to any liquidation preference required by section 2(a) above; or (iii) the date specified by written consent or agreement of the holders of a majority of the then outstanding shares of Series A Preferred Stock.

(c) **Mechanics of Conversion**. Before any holder of Series A Preferred Stock shall be entitled to convert the same into shares of Common Stock, such holder shall surrender the certificate or certificates therefor, duly endorsed, at the office of the Corporation or of any transfer agent for the Series A Preferred Stock, and shall give written notice to the Corporation at its principal corporate office, of the election to convert the same and shall state therein the name or names in which the certificate or certificates for shares of Common Stock are to be issued. The Corporation shall, as soon as practicable thereafter, issue and deliver at such office to such holder of Series A Preferred Stock, or to the nominee or nominees of such holder, a certificate or certificates for the number of shares of Common Stock to which such holder shall be entitled as aforesaid. Such conversion shall be deemed to have been made immediately prior to the close of business on the date of such surrender of the shares of Series A Preferred Stock to be converted, and the person or persons entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such shares of Common Stock as of such date. If the conversion is in connection with an underwritten offering of securities registered pursuant to the Securities Act of 1933, the conversion may, at the option of any holder tendering Series A Preferred Stock for conversion, be conditioned upon the closing with the underwriters of the sale of securities pursuant to such offering, in which event the person(s) entitled to receive Common Stock upon conversion of such Series A Preferred Stock shall not be deemed to have converted such Series A Preferred Stock until immediately prior to the closing of such sale of securities.

(d) **Conversion Price Adjustments of Preferred Stock for Certain Splits**. The Series A Conversion Price shall be subject to adjustment from time to time as follows:

(i) In the event the corporation should at any time or from time to time after the purchase date with respect to any share of Series A Preferred Stock fix a record date for the effectuation of a split or subdivision of the outstanding shares of Common Stock or the determination of holders of Common Stock entitled to receive a dividend or other distribution payable in additional shares of Common Stock or other securities or rights convertible into, or entitling the holder thereof to receive directly or indirectly, additional shares of Common Stock (hereinafter referred to as "Common Stock Equivalents") without payment of any consideration by such holder for the additional shares of Common Stock or the Common Stock Equivalents (including the additional shares of Common Stock issuable upon conversion or

exercise thereof), then, as of such record date (or the date of such dividend distribution, split or subdivision if no record date is fixed), the Series A Conversion Price, as the case may be, shall be appropriately decreased so that the number of shares of Common Stock issuable on conversion of each share of such series shall be increased in proportion to such increase of the aggregate of shares of Common Stock outstanding and those issuable with respect to such Common Stock Equivalents with the number of shares issuable with respect to Common Stock Equivalents determined from time to time as provided in Section 4(d)(iii) below.

(ii) If the number of shares of Common Stock outstanding at any time after the purchase date of any shares of Series A Preferred Stock is decreased by a combination of the outstanding shares of Common Stock, the Series A Conversion Price shall not be increased or adjusted and the number of shares of Common Stock issuable on conversion of each share of Series A Preferred Stock shall not be decreased or adjusted.

(iii) The following provisions shall apply for purposes of this Section 4(d):

(A) The aggregate maximum number of shares of Common Stock deliverable upon conversion or exercise of Common Stock Equivalents (assuming the satisfaction of any conditions to convertibility or exercisability, including, without limitation, the passage of time, but without taking into account potential antidilution adjustments) shall be deemed to have been issued at the time such Common Stock Equivalents were issued.

(B) In the event of any change in the number of shares of Common Stock deliverable or in the consideration payable to the Corporation upon conversion or exercise of such Common Stock Equivalents including, but not limited to, a change resulting from the antidilution provisions thereof, the Series A Conversion Price, to the extent in any way affected by or computed using such Common Stock Equivalents, shall be recomputed to reflect such change, but no further adjustment shall be made for the actual issuance of Common Stock or any payment of such consideration upon the exercise of any such options or rights or the conversion or exchange of such securities.

(C) Upon the termination or expiration of the convertibility or exercisability of any such Common Stock Equivalents, the Series A Conversion Price, to the extent in any way affected by or computed using such Common Stock Equivalents, shall be recomputed to reflect the issuance of only the number of shares of Common Stock (and Common Stock Equivalents which remain convertible or exercisable) actually issued upon the conversion or exercise of such Common Stock Equivalents.

(e) **<u>Other Distributions</u>.** In the event the Corporation shall declare a distribution payable in securities of other persons, evidences of indebtedness issued by the Corporation or other persons, assets (excluding cash dividends) or options or rights not referred to in Section 4(d)(iii), then, in each such case for the purpose of this Section 4(e), the holders of Series A Preferred Stock shall be entitled to a proportionate share of any such distribution as though they were the holders of the number of shares of Common Stock of the corporation into which their shares of Series A Preferred Stock are convertible as of the record date fixed for the

determination of the holders of Common Stock of the corporation entitled to receive such distribution.

(f) **Recapitalizations.** If at any time or from time to time there shall be a recapitalization of the Common Stock (other than a subdivision, combination or merger or sale of assets transaction provided for elsewhere in this Section 4 or Section 2) provision shall be made so that the holders of the Series A Preferred Stock shall thereafter be entitled to receive upon conversion of the Series A Preferred Stock the number of shares of stock or other securities or property of the Company or otherwise, to which a holder of Common Stock deliverable upon conversion would have been entitled on such recapitalization. In any such case, appropriate adjustment shall be made in the application of the provisions of this Section 4 with respect to the rights of the holders of the Series A Preferred Stock after the recapitalization to the end that the provisions of this Section 4 (including adjustment of the Series A Conversion Price then in effect and the number of shares purchasable upon conversion of the Series A Preferred Stock) shall be applicable after that event and be as nearly equivalent as practicable.

(g) **No Impairment.** The Corporation will not, by amendment of its Articles of Incorporation or through any reorganization, recapitalization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Corporation, but will at all times in good faith assist in the carrying out of all the provisions of this Section 4 and in the taking of all such action as may be necessary or appropriate in order to protect the Conversion Rights of the holders of the Series A Preferred Stock against impairment.

(h) **No Fractional Shares and Certificate as to Adjustments.**

(i) No fractional shares shall be issued upon the conversion of any share or shares of the Series A Preferred Stock, and the number of shares of Common Stock to be issued shall be rounded to the nearest whole share. Whether or not fractional shares are issuable upon such conversion shall be determined on the basis of the total number of shares of Series A Preferred Stock the holder is at the time converting into Common Stock and the number of shares of Common Stock issuable upon such aggregate conversion.

(ii) Upon the occurrence of each adjustment or readjustment of the Series A Conversion Price pursuant to this Section 4, the Corporation, at its expense, shall promptly compute such adjustment or readjustment in accordance with the terms hereof and prepare and furnish to each holder of Series A Preferred Stock a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. The Corporation shall, upon the written request at any time of any holder of Series A Preferred Stock furnish or cause to be furnished to such holder a like certificate setting forth (A) such adjustment and readjustment, (B) the Series A Conversion Price for the Series A Preferred Stock at the time in effect, and (C) the number of shares of Common Stock and the amount, if any, of other property which at the time would be received upon the conversion of a share of Series A Preferred Stock.

(i) **Notices of Record Date.** In the event of any taking by the Corporation of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend (other than a cash dividend) or other distribution, any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right, the Corporation shall mail to each holder of Series A Preferred Stock, at least 20 days prior to the date specified therein, a notice specifying the date on which any such record is to be taken for the purpose of such dividend, distribution or right, and the amount and character of such dividend, distribution or right.

(j) **Reservation of Stock Issuable Upon Conversion.** The Corporation shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the conversion of the shares of the Series A Preferred Stock, such number of its shares of Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of Series A Preferred Stock; and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of all then outstanding shares of Series A Preferred Stock , in addition to such other remedies as shall be available to the holder of such Series A Preferred Stock, the Corporation will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purposes, including, without limitation, engaging in best efforts to obtain the requisite stockholder approval of any necessary amendment to this Certificate of Incorporation.

(k) **Notices.** Any notice required by the provisions of this Section 4 to be given to the holders of shares of Series A Preferred Stock shall be deemed given if deposited in the United States mail, postage prepaid, and addressed to each holder of record at his address appearing on the books of the Corporation.

5. **Voting Rights.** The holder of each share of Series A Preferred Stock shall have the right to one vote for each share of Common Stock into which such Series A Preferred Stock could then be converted, on an as-converted basis, and with respect to such vote, such holder shall have full voting rights and powers equal to the voting rights and powers of the holders of Common Stock, and shall be entitled to notice of any stockholders' meeting in accordance with the bylaws of the Corporation, and shall be entitled to vote, together with holders of Common Stock, with respect to any question upon which holders of Common Stock have the right to vote. Fractional votes shall not, however, be permitted and any fractional voting rights available on an as-converted basis (after aggregating all shares into which shares of Series A Preferred Stock held by each holder could be converted) shall be rounded to the nearest whole number (with one-half being rounded upward).

6. **Protective Provisions.** Subject to the rights of a series of Preferred Stock which may from time to time come into existence, so long as at least an aggregate of 2,000,000 shares of Series A Preferred Stock are outstanding, the Corporation shall not without first obtaining the approval (by vote or written consent, as provided by law) of the holders of at least a majority of the then outstanding shares of Series A Preferred Stock:

(a) amend or repeal any provision of the Company's Articles of Incorporation or bylaws if such action would materially and adversely change the rights, preferences or privileges of the Series A Preferred Stock;

(b) increase or decrease (other than by redemption or conversion) the total number of authorized shares of Series A Preferred Stock; or

(c) redeem shares of Common Stock (other than shares repurchased upon termination of an officer, employee or director pursuant to a restricted stock purchase agreement).

7. **Status of Converted Stock.** In the event any shares of Series A Preferred Stock shall be converted pursuant to Section 4 hereof, the shares so converted shall be canceled and shall not be re-issuable by the corporation.

IN WITNESS WHEREOF, the undersigned has duly signed this Designation as of this 17th day of October, 2019.

SIPP INTERNATIONAL INDUSTRIES, INC., a Nevada corporation

By: David Lazar

Name: David Lazar
Title: President